                                                    Deutsche Asset Management



                                        Mutual Fund
                                           Annual Report
                                                   October 31, 2000
European Equity

International Select Equity

International Small Cap Equity

Emerging Markets Equity

Each formerly a Morgan Grenfell Fund

                                                     A Member of the
                                                     Deutsche Bank Group [LOGO]

International Equity Funds
--------------------------------------------------------------------------------
Table of Contents

         Letter to Shareholders..........................................................  3

         International Equity Funds
            Schedule of Investments...................................................... 19
            Statements of Assets and Liabilities......................................... 29
            Statements of Operations..................................................... 30
            Statements of Changes in Net Assets.......................................... 32
            Financial Highlights......................................................... 34
            Notes to Financial Statements................................................ 41
            Report of Independent Accountants............................................ 46
            Tax Information.............................................................. 46



















                       --------------------------------

   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.

                       --------------------------------





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                                       2

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

 . European Equity

We are pleased to present you with this annual report for European Equity fund. It provides a review of the markets, the portfolio and our outlook as well as a complete financial summary of the Fund's operations and a listing of the portfolio's holdings for the twelve month period ended October 31, 2000.

We are also pleased to announce that Morningstar continues to recognize the Fund for its strong investment performance.1 In fact, the fund maintained the highest Overall Morningstar Rating(TM) (five stars) based on its risk-adjusted performance. As of October 31, 2000, European Equity Institutional Class was rated 5 stars out of 1,208 international equity funds.

MARKET ACTIVITY
Most world equity markets achieved new highs during the closing two months of 1999 and first weeks of the new year, as Y2K fears abated. Within a broader market rally, the telecommunications, media and technology sectors outperformed, as the market focused on growth opportunities offered by the Internet, mobile communications and content ownership.

Concerns that stock valuations had become stretched while economic fundamentals were weakening led to a market correction in early spring. A series of interest rate increases in the US and Europe and persistent strength in oil prices further clouded the outlook for equities. A lack of coordinated European Central Bank policy and the relative strength of the US economy contributed to the ongoing weakness of the euro. The euro's 19.3% decline over the fiscal year, in turn, severely dampened European equity market returns in US dollar terms. European equities achieved a 1.2% annual return in US dollar terms, with continental Europe up 3.8% and the UK down 5.9%. The UK equity market was held back by the dual headwinds of increasing interest rates and the persistence of a strong sterling against the euro.

For the region as a whole, the fall from grace experienced by bellwether European Technology, Media, and Telecommunications service and Equipment stocks weighed heavily on the markets. Downward revisions regarding the pace of European economic growth further dampened investor sentiment. Although currency weakness may contribute to the illusion that confidence was lacking in the region, European markets continued to demonstrate the benefits of Economic and Monetary Union, corporate restructuring, tax reform efforts and the development of an equity culture. In fact, for the European investor, this was a banner year for domestic equity market performance. Local investors enjoyed a 27.8% annual return on the continent and a 6.4% annual return in the UK. In local currency terms, Italy was up 38.4% for the fiscal period, France rose 33.1%, Germany was up 25.8% and the Netherlands rose 24.7%. Nordic markets, lifted mostly by telecommunications equipment and higher energy prices, experienced new highs. These equity markets included Finland (+55.7%), Denmark (+43.1%), Sweden (+35.6%) and Norway (+32.8%). Still, currency weakness severely eroded gains in these markets for US dollar investors.

INVESTMENT REVIEW
European Equity Institutional Class produced a return of 149.63% for the twelve months ended October 31, 2000, dramatically outperforming the 1.21% return of the MSCI Europe Index. This strong outperformance is particularly notable given the volatility of the European markets during the annual period./2/

The Fund's strong outperformance was primarily due to effective country and sector allocation and strong individual stock selection. The Fund maintained its overweight exposure to the continent, its underweight exposure to the UK, and its modest position in select emerging European markets.

The Fund began the new year with a significant exposure to the Telecommunications, Media and Technology (TMT)


--------------------------------------------------------------------------------
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Morningstar proprietary ratings on U.S. domiciled funds reflect historical risk-adjusted performance as of October 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year (if applicable) average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Fund's three-, five- and ten-year (if applicable) risk adjusted performance. European Equity was rated 5 stars among 1,208 International Equity funds for the 3-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S. domiciled funds. Ratings are for the Institutional Class only. Other classes may vary.

/2/ The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefitted from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.


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                                       3

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

sectors. Higher growth markets, including the Neuer Markt in Germany and the Nouvelle Marche in France, gave rise to significant new investment opportunities in these sectors. The Fund was also able to take advantage of a buoyant initial public offering (IPO) market. In the early spring, we took profits in some of those technology investments that had outperformed to that point but whose momentum, in our view, had carried them ahead of their fundamentals. We also reduced the portfolio's exposure to the volatile Telecommunications sector, as bidding for certain licenses and slowing equipment demand signaled weakness ahead. These concerns about TMT sectors' valuations led us to reposition the Fund more heavily in defensive sectors, including Financials, Energy, Health Care and Consumer Goods.

We believe that as the peak of the current interest rate cycle nears, banks will be key beneficiaries of widening interest rate spreads and moderate economic growth. The rise of an equity culture, especially in continental Europe, should also benefit asset-gathering financial institutions with savings products to offer, including mutual funds and life insurance. We added ING, Royal Bank of Scotland, Unicredito and Banco Santander Central Hispano to the Fund's holdings.

We also established or added to positions within the Energy and Oil Services sector to capture improving industry fundamentals. A restraint in OPEC production amidst higher global demand has led to a tripling of oil prices. Early in the period, we added to the Fund's positions in several integrated companies, including Total Fina and Shell T&T. We also added several smaller oil service names, including Coflexip and Saipem.

MANAGER OUTLOOK
The equity markets seem to have entered a period of adjustment where valuations are beginning to reflect the

                                               Cumulative Total Returns              Average Annual Total Returns
                                              Past        Past        Since          Past         Past       Since
   Periods ended October 31, 2000            1-year      3-years    inception       1-year      3-years    inception
------------------------------------------------------------------------------------------------------------------------------
   European Equity Institutional Class/1/
     (inception 9/3/96)                     149.63%      248.96%      353.04%      149.63%        51.68%       43.80%
------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley Capital International
     (MSCI) Europe Index/2/                   1.21%       40.97%       86.28%/4/     1.21%        12.13%       16.10%/4/
------------------------------------------------------------------------------------------------------------------------------
   Lipper European Regions
     Funds Average/3/                        12.53%       42.35%       76.54%/4/    12.53%        12.00%       14.33%/4/
------------------------------------------------------------------------------------------------------------------------------

                                  Cumulative Total Returns
                                                     Since
   Periods ended October 31, 2000                inception
-------------------------------------------------------------------
   European Equity Investment Class/1/
     (inception 12/23/99)                           85.30%
-------------------------------------------------------------------
   Morgan Stanley Capital International
     (MSCI) Europe Index/2/                        -10.65%/4/
-------------------------------------------------------------------
   Lipper European Regions
     Funds Average/3/                               -7.41%/4/
-------------------------------------------------------------------

______________
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefitted from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

/2/ The MSCI Europe Index is an unmanaged index representative of major markets in Europe. Index returns do not reflect expenses, which have been deducted from the Fund's returns.

/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

/4/ Benchmark returns are for the periods beginning August 31, 1996 and December
    31, 1999 for the Institutional and Investment classes, respectively.


--------------------------------------------------------------------------------

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International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

notion that global growth has peaked and that going forward one should expect an economic environment characterized by slower growth and moderating demand. Despite the recent volatility, we continue to believe that the most likely outcome is that of a 'soft landing.' Regionally, we anticipate a firmer euro and greater investor confidence in equities in the months ahead.

Recent market weakness can be attributed largely to short-term factors, such as interest rate hikes, higher oil prices and a moderation of global growth from very high levels. It is important to put this most recent period of market consolidation into context and to view it as a pause in, rather than a change in, the longer-term trend of the market. In our view, economic fundamentals remain sound.

As we pass through the peak of the current interest rate cycle, we believe there is considerable room for rates to head lower in both the US and Europe next year. We would expect this to add further support to equity markets. Longer term, the story for Europe remains compelling. We expect European equities to benefit from a broadening regionalization, as Economic and Monetary Union convergence takes further hold in both Eastern Europe and the Mediterranean. Continued privatization, consolidation and a deepening of the capital markets are also helping to foster an equity culture in Europe. In our view, further steps being taken in both pension fund and tax reform across the continent will only help to promote the equity story for Europe.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of European Equity and look forward to continuing to serve your investment needs in the years ahead.


                              /s/ Michael Levy

                              /s/ Caroline Altmann

                              /s/ Clare Brody

                              /s/ Matthias Knerr

                              /s/ Oliver Kratz


Michael Levy, Caroline Altmann, Clare Brody,
Matthias Knerr and Oliver Kratz
Portfolio Managers of European Equity Portfolio


--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

International Equity Funds
 . International Select Equity
 . International Small Cap Equity
 . Emerging Markets Equity

We are pleased to present you with this annual report for International Select Equity, International Small Cap Equity and Emerging Markets Equity funds.

We are also pleased to announce that Morningstar continues to recognize several of the Funds for their strong investment performance./1/ Most notably, International Select Equity maintained the highest Overall Morningstar Rating(TM) (five stars) based on its risk-adjusted performance. As of October 31, 2000, International Select Equity Institutional Class was rated 5 stars out of 1,208 international equity funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the 12-month period ended October 31, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds and we appreciate your continued support and confidence.

Sincerely,



/s/ Alex J.H. Tedder

Alex J.H. Tedder, Portfolio Manager of
International Select Equity

/s/ Matthew Linsey
Matthew Linsey, Portfolio Manager of
Emerging Markets Equity

/s/ Richard Curling
Richard Curling, Portfolio Manager of
International Small Cap Equity

--------------------------------------------------------------------------------

MARKET REVIEW
International equity markets saw a dramatic change in investor sentiment as the fiscal year progressed, characterized by high volatility, aggressive sector rotation and unprecedented share price gyrations.

While forecasters had expected growth within the global economy to accelerate towards the end of 1999 and into 2000, the acceleration was beyond expectations. Equity markets, which had been largely flat until September 1999, began to rally sharply. This was partly in response to the excess liquidity pumped into the markets during the fourth calendar quarter by the central banks as Y2K approached. However, the rally was largely concentrated in the 'New Economy' growth stocks benefiting from the new technological age and the more buoyant world economy.

Then, as stock valuations were stretched to unprecedented levels, some of these 'New Economy' growth stocks began to falter. International markets, taking their lead from the technology-dominated NASDAQ in the US, suffered losses in March and April. The sell-off was further exacerbated by the negative judgment against Microsoft, which became public at the end of March. Valuations, which seemed to matter little to investors during the first half of the period, suddenly became important.

It became apparent that interest rates were likely to continue to rise to calm excessive growth and indeed they did in all of the G7 economies. As the impact of interest rate hikes began to take hold, oil prices rose, hitting decade highs toward the end of the fiscal year. Concerns that inflation would be fueled both by stronger than expected economic growth and


--------------------------------------------------------------------------------
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Morningstar proprietary ratings on U.S. domiciled funds reflect historical risk-adjusted performance as of October 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year (if applicable) average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Fund's three-, five- and ten-year (if applicable) risk adjusted performance. European Equity was rated 5 stars among 1,208 International Equity funds for the 3-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S. domiciled funds. Ratings are for the Institutional Class only. Other classes may vary.


--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders


by the substantial gain in oil prices led central banks to maintain their hawkish stance. Inflation was of particular concern in Europe, where the continued devaluation of the euro has increased inflationary pressures.

Emerging markets fell 8.8% in US dollar terms for the fiscal year, underperforming most developed markets during the period. The emerging markets were strong through the end of March 2000, driven by Technology, Media and Telecommunications (TMT) stocks. However, the subsequent faltering of these sectors since March, combined with the negative impact of higher oil prices, eroded all positive returns. While the TMT sectors performed poorly, the resources sector performed well.

Positive country performance came from Russia, Turkey, Mexico and Brazil. Negative country performance came from Asia, in particular Korea, Thailand, Malaysia and the Philippines. Declining interest rates in Mexico, Turkey and Brazil supported those equity markets' positive performance. The economic impact of rising oil prices was the primary factor undermining investor confidence in the Asian equity markets.

--------------------------------------------------------------------------------

 . International Select Equity

International Select Equity Institutional Class produced a return of 20.68% for the 12-months ended October 31, 2000, as compared to -2.90% for the MSCI EAFE Index in US dollar terms. This strong outperformance is particularly notable given the challenging environment international equity markets faced during the fiscal year.

The Fund is a focused portfolio of what we believe to be the best ideas from international markets represented in the MSCI EAFE Index. As always, the management team continued to carefully monitor the intrinsic value of the stocks already held in the portfolio relative to those available for purchase. In other words, we remained true to our valuation approach, focusing on growth companies with a high and sustainable return on capital. There was a consistent emphasis on the long term. There was no active allocation between countries and regions. In fact, the Fund's outperformance was primarily due to individual stock selection across all regions.

During the first fiscal quarter, a number of Technology, Media and Telecommunications (TMT) stocks in the portfolio attained or were very close to the price targets we had set for them. We were concerned that TMT valuations were largely unsustainable. Thus, we sold a number of holdings in these sectors at this time. Throughout the fiscal year, we took the opportunity to further reduce the Fund's exposure to TMT sectors during volatile periods, finding value elsewhere. We maintained several positions in the TMT sectors, however, where we believed there to be a solid valuation case.

The Fund remained balanced throughout the year. Strong performers for the Fund included several German stocks. Specifically, MLP, the financial services company, Consors, the on-line trading company and SCM Microsystems, a company employed in the production of smart-card technology, boosted Fund returns. The Fund also benefited from positions in two of the spin-off companies from Siemens, known as Infineon and Epcos. Infineon is Siemen's semiconductor business. Epcos offered one of the few pure electrical component plays available in Europe.

There were also several winners among the Fund's UK holdings. Early in the period, the Fund benefited from its positions in Colt Telecom, a competitive local exchange carrier, Baltimore Technologies, Europe's largest developer of security software for computer systems, and Geo Interactive Media Group, which has a pre-eminent position in video compression. Marconi was one of the core technology names that remained in the Portfolio throughout the period. This stock rose dramatically after the announcement that it was selected by British Telecom as a key strategic partner in building its advanced optical network. Allied Domecq, an international food, drink and hospitality group, and Billiton, a mining company, also performed exceptionally well.

Elsewhere in Europe, Switzerland's Compagnie Financiere Richemont, the luxury goods company, benefited from its acquisition of Jaeger-LeCoutre. This made it one of the most prominent owners of luxury brands globally. Several pharmaceutical companies also were strong performers in the face of global equity market volatility.

We sold the Fund's position in Japanese Internet company Softbank, as its level of valuation became unsustainable. However, the Fund continued to benefit from other select investment opportunities in the Japanese market. For example, Nihon Denpa Kogyo, a quartz crystal maker, did well due to the rally in small and mid-sized telecommunications parts makers. Daikin Industries, an aggressively restructuring manufacturer of air conditioning equipment,

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

and Sanyo Electric, a battery maker for mobile phones and manufacturer of digital cameras, also performed well. Fujisawa Pharmaceutical was a strong performer, in keeping with defensive growth stocks worldwide.

In the last weeks of the period, we shifted the Fund's emphasis somewhat toward stable growth stocks. We believe defensive stocks, such as Pharmaceuticals, Utilities and Food Producers, no longer offer significant upside following strong performance in the second and third calendar quarters. Still, the Fund's positioning remains entirely determined by our views on specific companies. We either established or added to positions in Reckitt Benckiser, the UK household products company; SmithKline Beecham, the UK healthcare group; Dexia, the Belgian mortgage finance bank; Lonmin, the UK mining and minerals group; and Mitusi OSK Lines, the Japanese shipping company. We expect these companies to perform well regardless of market conditions. Finally, we believe there is again value in the Telecommunications sector, but only on a selective stock-by-stock basis. We recently added positions in the portfolio in Vodafone Airtouch, the UK telecommunications company, and KPN, the Dutch telephone company.

                                                             Cumulative Total Returns         Average Annual Total Returns
                                                    Past      Past      Past     Since       Past      Past     Past      Since
   Periods ended October 31, 2000                  1-year    3-years  5-years  inception    1-year   3-years   5-years   inception
------------------------------------------------------------------------------------------------------------------------------------
   International Select Equity Institutional
     Class/1/ (inception 5/15/95)                  20.68%   109.85%   145.44%   168.76%     20.68%    28.03%   19.67%     19.83%
------------------------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index/2/                              -2.90%    30.99%    51.41%    50.79%/4/  -2.90%     9.42%    8.65%      7.88%/4/
------------------------------------------------------------------------------------------------------------------------------------
   Lipper International Equity
     Funds Average/3/                               2.70%    34.13%    62.88%    67.37%/4/   2.70%     9.96%    9.93%      9.62%/4/
------------------------------------------------------------------------------------------------------------------------------------

                                                      Cumulative Total Returns        Average Annual Total Returns
                                                     Past              Since             Past            Since
   Periods ended October 31, 2000                   1-year           inception          1-year         inception
------------------------------------------------------------------------------------------------------------------------------------
   International Select Equity Investment
     Class/1/ (inception 10/29/99)                 19.41%             19.41%          19.41%             19.25%
------------------------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index/2/                              -2.90%             -2.90%/4/       -2.90%             -2.90%/4/
------------------------------------------------------------------------------------------------------------------------------------
   Lipper International Equity
     Funds Average/3/                               2.70%              2.70%/4/        2.70%              2.70%/4/
------------------------------------------------------------------------------------------------------------------------------------

                                        Cumulative Total Returns
                                                    Since
   Periods ended October 31, 2000                 inception
--------------------------------------------------------------------------------
   International Select Equity Premier
     Class/1/ (inception 2/29/00)                   -22.37%
--------------------------------------------------------------------------------
   MSCI EAFE Index/2/                               -10.45%/4/
--------------------------------------------------------------------------------
   Lipper International Equity
     Funds Average/3/                               -14.84%/4/
--------------------------------------------------------------------------------

________________
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the periods beginning May 31, 1995, October 31,
    1999 and February 29, 2000 for the Institutional, Investment and Premier classes, respectively.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

 . International Small Cap Equity

International Small Cap Equity Institutional Class outperformed its benchmark for the 12-months ended October 31, 2000 with a return of 7.52% as compared to -2.15% for the SSB World Equity Extended Market Index Euro Pacific. We continued to focus our investment strategy on high quality, high growth companies with visible earnings streams and above average return on capital. Through a disciplined investment process with a clear control of risk, we believe we have constructed a portfolio of the best small businesses outside the US, as we seek to deliver excellent performance over the long term.

The primary drivers of the Fund's outperformance were strong stock selection in Europe, especially in France, Germany and Italy during the first half of the fiscal year. For example, Tiscali, an Italian Internet stock, performed well, as did many Italian Internet stocks. In France, Altran Technologie, growing in profits 40% per year and trading at a low price/earnings multiple, was another top performer. Versatel Telecom, an alternative telecommunications provider in Holland, benefited from strong demand. Other winners for the Fund included Switzerland's Kudelski, the Netherlands' Fugro and Germany's Medion. We purchased GFI Informatique, an information technology consulting company, as the firm is currently growing at a rate of 50% in profits per year. We sold Intershop, a communications firm in Germany, at a profit, when it reached the price target we had set for that stock. We also sold Montupet of France, as its margins failed to increase as forecast.

Stock selection was also a strong positive factor in the Fund's UK investments. Canary Wharf Group, a property investment and development company, has seen increased demand for space at its properties, and it still has further capacity. Schroders sold its merchant banking business and transformed itself into a fund management business in the UK and continental Europe. We sold Bowthorpe Group, a telecommunications equipment testing business, at a profit after it reached its price target.

Fund holdings in Hong Kong and Singapore contributed positively to performance. Japanese positions detracted from performance, as the environment for smaller companies remained uncertain in Japan, in spite of signs of economic recovery. We purchased Fujitsu Support, a company providing information services and support for computer network systems. We also added Yokowo, manufacturer of wireless communications and information transmission systems.

Sector allocation boosted Fund performance during the first half of the year, but detracted during the second half. Through March of 2000, European Technology, Media and Telecommunications (TMT) stocks, where the Fund was overweighted, performed strongly. There was accelerating Internet penetration in Europe as well as a string of successful new offerings on the market. There was also an ongoing shift on the part of European retail investors from fixed income and government retirement packages to equity products and private pensions. These factors fueled liquidity to the small cap equity markets. The second part of the year, however, saw a sharp correction in TMT sectors. Still, we maintained the Fund's overweighting in TMT and business services sectors, because these are the areas where we are finding companies that we believe are able to produce superior growth in earnings and an ability to sustain positive ongoing cash flows over the medium term.

                                                          Cumulative Total Returns            Average Annual Total Returns
                                                    Past     Past     Past      Since       Past     Past      Past      Since
   Periods ended October 31, 2000                  1-year   3-years  5-years   inception   1-year   3-years   5-years  inception
------------------------------------------------------------------------------------------------------------------------------------
   International SmallCap Equity Institutional
     Class/1/ (inception 1/3/94)                  7.52%    51.60%    44.57%    39.66%       7.52%   14.88%    7.65%      5.02%
------------------------------------------------------------------------------------------------------------------------------------
   SSB World Equity EMIEPAC Index/2/             -2.15%    16.81%    24.87%    36.15%/4/   -2.15%    5.31%    4.54%      4.62%/4/
   Lipper International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
     Funds Average/3/                            17.20%    76.22%   139.14%   109.34%/4/   17.20%   19.60%   17.01%     10.38%/4/
------------------------------------------------------------------------------------------------------------------------------------

______________
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The SSB World Equity Extended MarketIndex Euro Pacific comprises the small capitalization equities of each country in the Salomon Broad Market Index. The unmanaged index contains approximately 3,000 issues in more than 20 countries. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the periods beginning December 31, 1993.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

 . Emerging Markets Equity

Emerging markets as a whole underperformed most developed markets during the period. Over the first half, the emerging markets performed well, primarily driven by the Telecommunications, Media and Technology (TMT) sectors. The subsequent fall of these sectors, combined with the negative impact of higher oil prices, eroded all positive returns and pulled the emerging markets into negative territory for the second half of the period. Emerging Markets Equity Institutional Class slightly outperformed its benchmark for the 12-months ended October 31, 2000, with a return of -8.45% as compared to -8.81% for the MSCI Emerging Markets Free Index.

For most of the fiscal period, we were overweight in Brazil, India and Mexico, and underweight in Greece and Argentina. There was a re-balancing of the Portfolio in May, in anticipation of the benchmark's re-weighting. Malaysia re-entered the benchmark, and the weighting of Taiwan and China increased significantly. Late in the period, we moved to a more neutral position in Latin America. Our Brazilian position became undermined by ongoing sovereign credit concerns in Argentina. We also eliminated the Fund's position in Greece on the basis of unattractive valuations. We moved to a neutral weighting in Asia by adding to Korea and Taiwan.

Strong performers for the Fund included:
 . Telmex, the dominant Mexican telecommunications company. Buoyant cellular growth and an accelerated fixed line CAPEX program continued to drive revenues and profitability. Telmex is one of the Fund's largest holdings.
 . Taiwan Semiconductor, the largest semiconductor foundry in the world. It benefited from strong global demand, especially from the telecommunications industry. Net income and sales both grew in excess of 100%.
 . China Mobile, the largest mobile telephone operator in China. It has a dominant market position and is aggressively growing its subscriber base through organic means and acquisition of new franchises. China Mobile is one of the Fund's top ten holdings.
 . LUKOil, Russia's leading oil company. LUKOil has benefited from a highly competitive cost base after 1998's currency devaluation and from rising world oil prices. The company is beginning to exploit large new oil reserves in the Timan-Pechora and Caspian regions. It trades at a significant discount to international oil majors.

                                                                 Cumulative Total Returns         Average Annual Total Returns
                                                  Past       Past      Past      Since         Past     Past      Past     Since
  Periods ended October 31, 2000                 1-year     3-years   5-years  inception      1-year   3-years   5-years  inception
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Equity Institutional
     Class/1/ (inception 2/1/94)                -8.45%    -14.29%     -15.42%   -26.50%       -8.45%    -5.01%    -3.29%   -4.46%
------------------------------------------------------------------------------------------------------------------------------------
   MSCIEmerging Markets Free Index/2/           -8.81%     -8.98%     -11.30%   -25.38%/4/    -8.81%    -3.09%    -2.37%   -4.25%/4/
------------------------------------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets
     Funds Average/3/                           -2.78%    -11.94%      -2.88%   -29.92%/4/    -2.78%    -4.46%    -0.88%   -5.24%
------------------------------------------------------------------------------------------------------------------------------------

_______________
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The MSCIEmerging Markets Free Index is an unmanaged market capitalization index of over 850 stocks traded in 22 world markets. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the periods beginning January 31, 1994.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

MARKET OUTLOOK
As we near the peak of the current interest rate cycle, we believe there is considerable room for rate reductions in the coming year to spur economic growth. We believe that, in the near term, earnings expansion may slow to reflect moderate global demand. Our most likely scenario is for a `soft landing.'

In Europe, we anticipate a firmer euro and greater investor confidence in equities in the months ahead. We expect European equities to benefit from a broadening regionalization, as Economic and Monetary Union convergence takes further hold in both Eastern Europe and the Mediterranean. Continued privatization, consolidation and a deepening of the capital markets are also helping to foster an equity culture in Europe. In our view, further steps being taken in both pension fund and tax reform across the continent will only help to promote the equity story for Europe.

We believe that the much-trumpeted Japanese recovery offers little of substance for many deep-rooted and fundamental reasons. A lack of political resolve has led to a `lost decade' for economic growth, which is clearly being felt by consumers refusing to spend. The pace of fiscal and financial sector reform has stalled and announcements of corporate restructuring efforts have all but ended. A rollback of many of the `big bang' efforts to stimulate the troubled financial sector bodes ill for financial transparence and equity demand. Foreigners are not likely to be strong net buyers of the Japanese equity market in the near future, given the miserable turnabout they have experienced recently. Thus, investors will need to be selective and willing to trade out of positions quickly in order to preserve gains in this contradictory market.

The sharp correction in Asia ex-Japan stocks has left equity valuations more attractive. However, in the short term, Asia lacks an obvious catalyst to ignite a sustained rally. Concerns about technology and the direction of the US economy are likely to continue to weigh on markets in the near term. The likely catalyst for Asian markets next year should be the widening of the relative GDP and earnings growth rates between Asia and the rest of the world. The most unpredictable long-term factor remains corporate Asia's genuine willingness to restructure. While the prognosis overall is not encouraging, there are many Asian companies that have managed to increase their cash flow return on investment recently.

Within Latin America, we remain cautious on Mexico due to above-trend economic growth and a tight labor market. We remain positive on Brazil, as lower interest rates there are spurring growth, while inflation targeting is keeping a lid on overheating, despite the oil price shock. Fiscal and monetary stability in Brazil should be positive for earnings growth and equity valuations.

The concerted action among European, US and Japanese central banks to support the euro above 0.85 against the US dollar could be positive for emerging European markets. In our view, euro strength would also improve the inflation outlook in central Europe and take some pressure off the Polish zloty in particular. We believe it would help Turkish exporters and reduce the likelihood of cash flow out of Greece. Low valuations and belief that the returning parliament will restart the reform process also make us increasingly positive on Turkey. We believe the Israeli market is likely to see some profit taking, following its strong year-to-date performance. The recent escalation in tensions raises the country's political risk. But, in the medium term, we believe the resumption of the peace process will allow investors to focus on the strengthening economy and the positive interest rate cycle.

Inflationary pressures persist in South Africa, due to the recent buoyancy in oil prices. This is preventing an interest rate cut, which is required to stimulate domestic demand. Other macroeconomic data continues to be positive, and the equity market still looks cheap based on historical valuations.

The outlook for small and medium cap international stocks remains overall positive. Smaller companies are still undervalued relative to larger companies when taking into account their growth prospects. However, in the short term, high levels of volatility will likely continue.

Given the difficult market conditions this past fiscal year, it is important to put corrective periods into a long-term context and to treat them as pauses rather than emerging trends provided the fundamental economic, demographic and political environment remains sound. We believe recent market weakness can be primarily attributed to short-term influences--higher interest rates, restrained economic growth, rising oil prices. Although the bursting of the Internet bubble has had a significant impact on investor confidence, developed market demographics, public policy and many positive variables are favorable for continued and expanding equity ownership by investors the world over.


--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison

      EUROPEAN EQUITY INSTITUTIONAL CLASS/1/,
      MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX
      AND LIPPER EUROPEAN REGIONS FUNDS AVERAGE
      GROWTH OF A $250,000 INVESTMENT (SINCE SEPTEMBER 3, 1996)/2/


        9/3/96   257,500  255,350  254,021
      10/31/96   265,000  261,351  258,011
      10/31/97   324,550  330,343  316,055
      10/31/98   374,425  407,683  368,784
      10/31/99   453,725  460,036  416,095
      10/31/00 1,132,600  465,605  441,355

 ===  European Equity Institutional Class $1,132,600

 ___  Morgan Stanley Capital International (MSCI) Europe Index $465,605

 ---  Lipper European Regions Funds Average $441,355


Average Annual Total Return for the Periods Ended October 31, 2000

One-year 149.63%   Three-year 51.68%   Since 9/3/962 43.80%


--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/2/ The Fund's inception date.
Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The MSCI Europe Index is an unmanaged index representative of major markets in Europe. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning August 31, 1996.


--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison

     EUROPEAN EQUITY INVESTMENT CLASS/1/,
     MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX
     AND LIPPER EUROPEAN REGIONS FUNDS AVERAGE
     GROWTH OF A $10,000 INVESTMENT (SINCE DECEMBER 23, 1999)/2/


     12/31/99 10,000   10,000   10,000
     1/31/00  10,171    9,290    9,611
     4/30/00  18,681    9,576   10,088
     7/31/00  19,843    9,552   10,048
    10/31/00  18,530    8,935    9,259

===  European Equity Investment Class $18,530

___  Morgan Stanley Capital International (MSCI) Europe Index $8,935

---  Lipper European Regions Funds Average $9,259


Average Annual Total Return for the Period Ended October 31, 2000

Since 12/23/99/2/ 85.30%


--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Service Shares were renamed the Investment Class. /2/ The Fund's inception date.
Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained. The Fund's performance in 2000 was significantly impacted by gains from initial public offerings (IPOs) during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
The MSCI Europe Index is an unmanaged index representative of major markets in Europe. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning December 31, 1999.


--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison


     INTERNATIONAL SELECT EQUITY INSTITUTIONAL CLASS/1/,
     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
     AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
     GROWTH OF A $250,000 INVESTMENT (SINCE MAY 15, 1995)/2/



     5/15/95 252,000  250,000  250,000
    10/31/95 273,750  248,997  257,073
    10/31/96 308,525  275,089  286,368
    10/31/97 320,175  287,800  315,228
    10/31/98 349,875  315,502  328,841
    10/31/99 556,750  388,158  412,088
    10/31/00 671,900  376,980  418,420

===  International Select Equity Institutional Class $671,900

___  Morgan Stanley Capital International (MSCI) EAFE Index $376,980

---  Lipper International Equity Funds Average $418,420


Average Annual Total Return for the Periods Ended October 31, 2000

One-year 20.68%   Three-year 28.03%   Five-Year 19.67%   Since 5/15/95/2/ 19.83%


--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/2/ The Fund's inception date.
Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning May 31, 1995.



--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison

     INTERNATIONAL SELECT EQUITY INVESTMENT CLASS/1/,
     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
     AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
     GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 29, 1999)/2/


     10/31/99 10,000   10,000   10,000
      1/31/00 13,331   10,560   11,416
      4/30/00 13,947   10,672   11,451
      7/31/00 13,538   10,366   11,160
     10/31/00 11,941    9,710   10,270

 ===  International Select Equity Investment Class $11,941

 ___  Morgan Stanley Capital International (MSCI) EAFE Index $9,710

 ---  Lipper International Equity Funds Average $10,270





Average Annual Total Return for the Periods Ended October 31, 2000

One-Year 19.41%   Since 10/29/992 19.25%


--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Service Shares were renamed the Investment Class. /2/ The Fund's inception date.
Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund. The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning October 31, 1999.


--------------------------------------------------------------------------------

International Equity Funds
-------------------------------------------------------------------------------
Performance Comparison

     INTERNATIONAL SELECT EQUITY PREMIER CLASS,
     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
     AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
     GROWTH OF A $5,000,000 INVESTMENT (SINCE FEBRUARY 29, 2000)/1/


     2/29/00    5,000,000    5,000,000     5,000,000
     4/30/00    4,523,000    4,920,796     4,712,139
     7/31/00    4,394,500    4,779,421     4,592,348
    10/31/00    3,881,500    4,477,500     4,258,000

 ===  International Select Equity Premier Class $3,881,500

 ___  Morgan Stanley Capital International (MSCI) EAFE Index $4,477,500

 ---  Lipper International Equity Funds Average $4,258,000



Average Annual Total Return for the Period Ended October 31, 2000

Since 2/29/00/1/  (22.37)%

--------------------------------------------------------------------------------
/1/ The Fund's inception date.
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning February 29, 2000.


--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison

INTERNATIONAL SMALL CAP EQUITY INSTITUTIONAL CLASS/1/, SSB WORLD EQUITY EXTENDED MARKET INDEX EURO PACIFIC, SSB GLOBAL EQUITY MARKET INDEX, DB EURO PACIFIC SMALL CAP INDEX AND LIPPER INTERNATIONAL SMALL CAP FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE JANUARY 3, 1994)/2/

International Small Cap Equity Institutional Class $349,150
SSB World Equity Extended Market Index Euro Pacific $340,384
SSB Global Equity Market Index  $475,954
DB Euro Pacific Small Cap Index $318,222
Lipper International Small Cap Funds Average $523,345

1/31/94    250,000    250,000   250,000  250,000    250,000

10/31/94   258,750    286,676   264,240  268,096    301,560

10/31/95   241,500    272,601   258,042  286,559    276,751

10/31/96   257,025    305,405   293,760  329,210    306,812

10/31/97   230,300    291,406   315,082  373,166    273,795

10/31/98   234,475    294,725   316,456  356,395    269,878

10/31/99   324,725    347,879   445,528  418,650    320,453

10/31/00   349,150    340,384   523,345  475,954    318,222

Average Annual Total Return for the Periods Ended October 31, 2000

One-year 7.52% Three-year 14.88% Five-year 7.65% Since 1/3/94/2/ 5.02%
________________________________________________________________________________
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/2/ The Fund's inception date.
Past performance is not indicative of future results. The Fund's recent performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund. The Salomon Smith Barney (SSB) World Equity Extended MarketIndex Euro Pacific comprises the small capitalization equities of each country in the Salomon Broad Market Index. The unmanaged index contains approximately 3,000 issues in more than 20 countries. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. The Fund has changed its benchmark from the Salomon Smith Barney (SSB) Global Equity Extended Market Index and the DBEuro Pacific Small Cap Index to the Salomon Smith Barney (SSB) World Equity Extended Market Index Euro Pacific. This index more closely reflects the market sectors in which the Fund invests. Benchmark returns are for the period beginning December 31, 1993.

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison


EMERGING MARKETS EQUITY INSTITUTIONAL CLASS/1/, MORGANSTANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX AND LIPPER EMERGING MARKETS EQUITY FUNDS AVERAGEGROWTH OF A $250,000 INVESTMENT (SINCE FEBRUARY 1, 1994)/2/

Emerging Markets Equity Institutional Class $183,750
Morgan Stanley Capital International Emerging Markets Free Index $186,612 Lipper Emerging Markets Equity Funds Average $175,202

2/1/94      250,000    250,000    250,000

10/31/94    275,000    261,014    246,808

10/31/95    217,275    210,307    197,941

10/31/96    239,050    223,968    216,200

10/31/97    214,400    204,961    211,334

10/31/98    144,375    141,464    139,982

10/31/99    200,700    204,605    187,638

10/31/00    183,750    186,612    175,202

Average Annual Total Return for the Periods Ended October 31, 2000

One-year (8.45)% Three-Year (5.01)% Five-Year (3.29)% Since 2/1/94/2/ (4.46)%

________________________________________________________________________________
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/2/ The Fund's inception date.
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
MSCI Emerging Markets Free Index is an unmanaged market capitalization index of over 850 stocks traded in 22 world markets. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning January 31, 1994.

European Equity
--------------------------------------------------------------------------------
Schedule of Investments  October 31, 2000


    Shares  Security                             Value

              FOREIGN COMMON STOCKS - 88.50%
              CROATIA - 0.91%
     15,000   Pliva d.d. GDR 144A..........  $  158,250
     36,095   Zagrebacka Banka GDR
               144A*.......................     568,496
                                             ----------
                                                726,746
                                             ----------

              DENMARK - 3.21%
     34,915   GN Store Nord................     676,690
     18,000   NEG Micon....................     933,711
     17,900   Vestas Wind Systems..........     969,338
                                             ----------
                                              2,579,739
                                             ----------
              FINLAND - 1.35%
     88,000   Metsa Soy B..................     552,673
     12,867   Nokia Oyj....................     529,522
                                             ----------
                                              1,082,195
                                             ----------
              FRANCE - 16.70%
     10,190   Alcatel......................     621,809
     10,102   Alcatel Optronics*...........     601,007
     23,930   Aventis SA...................   1,726,298
      8,120   Axa..........................   1,075,065
     14,084   BNP Paribas SA...............   1,214,434
      8,698   BusinessObjects SA ADR*......     685,375
      9,650   Coflexip SA..................   1,117,929
      3,700   France Telecom SA............     386,871
      5,593   Galeries Lafayette...........     902,363
     15,590   InfoVista SA ADR*............     572,933
     14,790   Societe Generale, Cl A.......     839,747
      8,960   STMicroelectronics NV........     465,360
      2,530   Suez Lyonnaise des
               Eaux SA.....................     386,069
     11,555   Total Fina SA................   1,653,415
     16,460   Vivendi......................   1,183,225
                                             ----------
                                             13,431,900
                                             ----------
              GERMANY - 5.84%
     19,680   Dresdner.....................     817,583
     22,430   E.On AG......................   1,140,277
      7,120   Epcos AG*....................     540,826
      9,090   Intershop Communications
               AG*.........................     393,449
     50,157   Kamps AG.....................     793,898
      1,346   Muenchener

               Rueckversicherungs..........     424,954
      3,820   Thiel Logistik AG*...........     590,050
                                             ----------
                                              4,701,037
                                             ----------
              IRELAND - 3.72%
    142,541   Bank of Ireland..............   1,098,449
     36,500   Elan Corp Plc ADR*...........   1,895,719
                                             ----------
                                              2,994,168
                                             ----------


              ISRAEL - 0.50%
      3,625   Comverse Technology, Inc.*...  $  405,094
                                             ----------
              ITALY - 12.57%
     24,110   Assicurazioni Generali SPA...     792,909
     60,000   Banca Intesta SPA............     249,009
    325,730   Banca Nazionale del Lavoro*..   1,056,028
     34,500   Banca Popolare di Verona.....     380,935
    237,650   ENI SPA......................   1,286,805
    129,096   RAS SPA......................   1,694,952
     22,700   SAI SPA......................     376,640
    221,640   Saipem SPA...................   1,154,970
     48,770   San Paolo - IMI SPA..........     790,570
     49,030   Telecom Italia SPA...........     568,000
    268,310   UniCredito Italiano SPA......   1,366,288
    133,600   Unipol SPA...................     388,688
                                             ----------
                                             10,105,794
                                             ----------
              NETHERLANDS - 11.86%
     52,564   ABN AMRO Holding NV..........   1,217,882
     40,535   Buhrmann NV..................   1,107,746
     35,840   Fortis NV....................   1,095,027
     32,320   Hagemeyer NV.................     763,925
     27,217   ING Groep NV.................   1,869,177
     46,910   Koninklijke Ahold NV.........   1,362,783
     17,570   Koninklijke Numico NV........     821,632
     33,117   Philips Electronics NV.......   1,301,607
                                             ----------
                                              9,539,779
                                             ----------
              POLANd - 0.52%
     84,437   Telekomunikacja Polska
               SA 144A GDR.................     416,156
                                             ----------
              PORTUGAL - 0.97%
     70,800   Telecel-Comunicacoes
               Pessoais SA.................     776,336
                                             ----------
              RUSSIA - 0.52%
     32,700   Surgutneftegaz ADR...........     421,012
                                             ----------
              SPAIN - 5.64%
     55,130   Altadis SA...................     825,823
     58,298   Banco Bilbao Vizcaya
               Argentaria SA...............     776,797
     27,600   Banco Popular Espanol........     825,700
     26,150   Gamesa*......................     482,265
     88,925   NH Hoteles, SA...............   1,003,760
     32,642   Telefonica SA................     622,492
                                             ----------
                                              4,536,837
                                             ----------
              SWEDEN - 1.83%
     54,787   PyroSequencing AB*...........     679,814
    102,400   Tele1 Europe Holding AB*.....     789,009
                                             ----------
                                              1,468,823
                                             ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

European Equity
--------------------------------------------------------------------------------

Schedule of Investments  October 31, 2000

    Shares  Security                             Value

            SWITZERLAND - 4.27%
     2,490  Leica Geosystems AG*.........  $   706,520
       568  Nestle SA....................    1,177,145
        83  Roche Holding AG.............      758,240
       415  Serono SA....................      373,348
       871  Zurich Financial Services
              AG.........................      421,592
                                           -----------
                                             3,436,845
                                           -----------

            TURKEY - 1.19%
46,437,200  Global Menkul Degerler
             AG...........................     488,948
53,976,384  Yapi ve Kredi Bank...........      466,620
                                           -----------
                                               955,568
                                           -----------

            UNITED KINGDOM - 16.90%
   177,756  BAE Systems Plc..............    1,009,703
    42,164  Barclays Bank................    1,206,386
    34,460  British Telecom Plc..........      403,984
    41,740  Celltech Group Plc*..........      829,680
    35,270  Energis Plc*.................      301,665
    38,820  Glaxo Wellcome Plc...........    1,117,467
    78,022  HSBC Holdings Plc............    1,111,645
    26,170  Logica Plc...................      774,209
    94,948  Reckitt Benckiser Plc........    1,248,106
    50,530  Royal Bank of Scotland
             Group Plc*...................      59,751
    76,200  Royal Bank of Scotland
             Group Plc....................   1,710,341
   109,343  Shell Transport & Trading
             Co...........................     879,691
   705,895  Vodafone Airtouch Plc........    2,936,845
                                           -----------
                                            13,589,473
                                           -----------

Total Foreign Common Stocks
   (Cost $71,386,024)....................  $71,167,502
                                           -----------

    Shares  Security.....................        Value

            FOREIGN PREFERRED
             STOCKS - 1.42%
            Germany - 1.42%
       340  Porsche AG...................  $ 1,139,804
                                           -----------
Total Foreign Preferred Stock
 (Cost $1,144,803).......................    1,139,804
                                           -----------

            OPTIONS - 0.89%
 3,400,000  Euro Fx Nov .8600
              (Exchange with Strike
                Price of .86 and
                Expiration 11/18/00).....      102,241
    38,187  Euro Tech Eqy Bsk
              (Exchange with Strike
                Price of 100 and
                Expiration 4/21/01)......      619,069
                                           -----------
Total Options
 (Cost $575,930).........................      721,310
                                           -----------
Total Investments
 (Cost $73,106,757)............  90.81%    $73,028,616

Cash...........................  14.74      11,853,948

Liabilities in Excess
  of Other Assets..............  (5.55)     (4,466,011)
                                ------     -----------

Total Net Assets............... 100.00%    $80,416,553
                                ======     ===========

______________________________________________________
 *Non-income producing security

ADR   American Depository Receipt
GDR   Global Depository Receipt
144A Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Select Equity
--------------------------------------------------------------------------------
Schedule of Investments   October 31, 2000

    Shares    Security                                                Value

              FOREIGN COMMON STOCKS - 91.76%
              BELGIUM - 2.71%
     50,200   Dexia.......................................... $   7,545,300
                                                              -------------

              FINLAND - 2.03%
    256,000   Sonera.........................................     5,640,257
                                                              -------------

              FRANCE - 1.78%
    195,432   GFI Informatique...............................     4,962,625
                                                              -------------

              HONG KONG - 2.27%
  3,400,000   Li & Fung Ltd..................................     6,321,323
                                                              -------------

              ITALY - 5.43%
  1,669,200   ENI............................................     9,038,227
    413,100   Mediolanum.....................................     6,054,827
                                                              -------------
                                                                 15,093,054
                                                              -------------

              JAPAN - 17.13%
    660,000   Asahi Breweries, Ltd...........................     6,519,265
    140,000   Canon, Inc.....................................     5,554,588
    400,000   Daito Trust Construction
               Co., Ltd......................................     6,743,941
    500,000   Hitachi, Ltd...................................     5,360,333
    220,000   Kao Corp.......................................     6,591,836
    155,000   Nihon Dempa Kogyo
               Co., Ltd......................................     5,524,809
  2,700,000   Mitsui O.S.K. Lines, Ltd.......................     5,937,600
        220   NTT DoCoMo*....................................     5,422,642
                                                              -------------
                                                                 47,655,014
                                                              -------------

              NETHERLANDS - 14.90%
    206,107   ASM Lithography Holding*.......................     5,634,270
     82,000   Gucci Group....................................     8,003,241
    132,500   IHC Caland.....................................     5,847,543
    378,000   Koninklijke KPN................................     7,657,701
    166,548   Philips Electronics............................     6,545,886
    366,870   TNT Post Group.................................     7,771,610
                                                              -------------
                                                                 41,460,251
                                                              -------------

              SPAIN - 9.42%
    673,871   Amadeus Global Travel
               Distribution*.................................     5,507,535
    604,930   NH Hoteles.....................................     6,828,275
    294,400   Grupo Prisa*...................................     5,671,760
    429,858   Telefonica.....................................     8,197,516
                                                              -------------
                                                                 26,205,086
                                                              -------------

              SWEDEN - 5.33%
    393,000   Assa Abloy AB B................................ $   7,236,048
    570,068   Ericsson LM B..................................     7,586,988
                                                              -------------
                                                                 14,823,036
                                                              -------------

              SWITZERLAND - 5.87%
      3,939   Nestle SA......................................     8,163,333
     58,856   UBS AG.........................................     8,153,524
                                                              -------------
                                                                 16,316,857
                                                              -------------

              UNITED KINGDOM - 24.89%
    629,500   BATM Advanced
               Communications Ltd............................     4,658,042
    734,000   Carlton Communications
               Plc...........................................     5,910,531
    476,700   Lonmin Plc.....................................     5,878,974
    451,984   Marconi Plc....................................     5,705,317
    778,000   The Peninsular and Oriental
               Steam Navigation Co...........................     3,205,793
    778,000   P & O Princess Cruises Plc.....................     3,056,227
    285,000   Pearson Plc....................................     7,645,735
    552,000   Reckitt Benckiser Plc..........................     7,256,125
    360,000   SEMA Group Plc.................................     4,544,219
    623,000   SmithKline Beecham Plc.........................     8,044,805
  3,201,756   Vodafone Airtouch Plc..........................    13,320,764
                                                              -------------
                                                                 69,226,532
                                                              -------------

  Total Investments
    (Cost $280,686,346)..............................  91.76% $ 255,249,335

  Cash...............................................   6.78     18,854,418

  Other Assets in Excess of
     Liabilities.....................................   1.46      4,056,958
                                                      ------  -------------

  Total Net Assets................................... 100.00% $ 278,160,711
                                                      ======  =============

  _________________________________________________________________________
  *Non-income producing security




See Notes to Financial Statements.
___________________________________________________________________________

International Small Cap Equity
------------------------------------------------------------------------------
Schedule of Investments October 31, 2000

   Shares  Security                              Value

            FOREIGN COMMON STOCKS - 92.55%
            AUSTRIA - 0.26%
    5,420   Cybertron Telekom AG .........  $    56,119
                                            -----------

            BELGIUM - 0.46%
    3,270   Icos Vision System NV ........       97,896
                                            -----------

            CHINA - 0.66%
  864,000   Denway Motors Ltd. ...........      139,587
                                            -----------

            DENMARK - 0.71%
    3,150   William Demant ...............      150,830
                                            -----------

            FINLAND - 0.78%
    7,500   Amer Group 'A' ...............      166,770
                                            -----------

            FRANCE - 8.74%
      500   A Novo .......................       73,455
    1,440   Altran Technologies SA* ......      294,411
  225,950   Eurotunnel SA ................      205,187
    6,090   Fimatex ......................       65,641
    6,000   GFI Informatique .............      152,359
    8,640   Infogrames Entertainment* ....      180,753
   15,000   Infosources ..................      120,940
   15,000   Infosources Exchange
              Certificate ................           --
    5,040   Ingenico .....................      187,566
    7,040   Lectra Systemes* .............       80,302
    2,350   Natexis Banques
              Populaires .................      180,497
    4,250   Oberthur Card Systems ........       86,207
    3,700   Pinguely Haulotte SA .........       80,075
    1,900   UBI Soft Entertainment SA ....       81,917
    5,400   Valtech ......................       69,203
                                            -----------
                                              1,858,513
                                            -----------

            GERMANY - 7.25%
      360   Aixtron AG ...................       48,274
    5,000   BKN International AG* ........      154,888
      950   Comroad AG ...................       45,917
    2,170   Direkt Anlage Bank AG* .......       97,241
    1,540   GFT Ges Fuer
              Technologies* ..............       72,538
    1,640   Grenke Leasing AG ............       41,895
   18,150   Kamps AG .....................      287,283
    2,450   LPKF Laser & Electronics .....       88,995
    3,100   Medion AG ....................      315,716
    3,060   SCM Microsystems Inc.* .......      115,827
    1,440   SGL Carbon ...................       87,871
    1,752   Tecis Holdings AG ............      126,834
    1,400   Zapf Creaton AG* .............       59,350
                                            -----------
                                              1,542,629
                                            -----------

            GREECE - 0.04%
      660   Intrasoft SA .................  $     9,302
                                            -----------

            HONG KONG - 1.13%
   60,000   Li & Fung Ltd. ...............      111,553
  125,000   South China Morning Post
              Holdings Ltd. ..............       85,748
    8,000   Television Broadcasting Ltd. .       43,800
                                            -----------
                                                241,101
                                            -----------

            ITALY - 5.34%
   10,500   Autogrill Spa ................      115,937
    4,510   Banca Popolare Commercio
              e Industria ................       88,610
   11,900   Bipop Carire Spa .............       94,128
  129,390   Cementir SPA .................      166,916
   28,310   Cir-Compagnie Industriali
              SPA ........................       83,132
    6,190   Class Editori ................       87,207
    3,950   IFI Spa Ord ..................      124,876
   24,700   Interpump Group SA ...........      103,137
    7,000   Permasteelisa Spa ............       82,638
    4,900   Saes Getters Spa .............      111,035
    2,500   Tiscali SPA* .................       78,929
                                            -----------
                                              1,136,545
                                            -----------

            JAPAN - 24.27%
    2,530   Ariake Japan Co. .............      161,117
    4,000   Arrk Corp. ...................      182,893
    1,700   C Two-Network Co., Ltd. ......      105,145
      850   C Two-Network Co., Ltd.
              New Shares .................       52,572
    2,000   Cimeo Precision Co., Ltd. ....      124,616
    1,800   Disco Corp. ..................      169,716
    4,000   Doutor Coffee Co., Ltd. ......      276,355
    5,100   Enplas Corp. .................      215,430
    3,000   Fujitsu Support and
              Service Inc. ...............      364,503
    3,900   H.I.S. Co., Ltd. .............       55,390
    7,000   Hosidan Corp. ................      223,210
   17,500   Idec Izumi Corp. .............      169,171
    1,000   Jafco Co Ltd. ................      106,290
    3,000   Milbon Co. ...................      196,546
    2,600   Misumi Corp. .................      220,846
       12   Net One Systems Co., Ltd. ....      356,256
    6,000   Origin Toshu Co., Ltd. .......      197,920
    1,300   Park 24 Co., Ltd. ............      109,708
    3,100   People Co., Ltd. .............      188,610
    5,400   Plenus Co., Ltd. .............      212,764
        2   Shoeisha Co., Ltd. ...........       24,557
    4,000   Sumida Electric Co., Ltd. ....      183,626


See Notes to Financial Statements.
------------------------------------------------------------------------------

International Small Cap Equity
-------------------------------------------------------------------------------
Schedule of Investments October 31, 2000

   Shares   Security                              Value

            Japan - Continued
    6,600   Sunkus & Associates Inc ...... $    196,545
    3,000   Suruga Seiki Co., Ltd ........      129,198
    4,000   Taiyo Ink Mfg Co., Ltd .......      185,825
   40,000   Toshiba Tungaloy .............      197,553
    1,000   Trend Micro Inc.* ............       94,378
    6,000   Tsuraha Co., Ltd .............       89,064
        2   Yahoo Japan Corp .............      172,264
   11,000   Yokowo Co., Ltd ..............      201,585
                                           ------------
                                              5,163,653
                                           ------------
            Netherlands - 4.69%
    4,110   Fugro NV .....................      242,252
    5,850   IHC Caland ...................      258,174
    8,240   Libertel NV* .................      107,347
    4,383   Nutreco Holding NV ...........      188,968
    4,640   Unique International NV ......       94,511
    5,390   Versatel Telecom Intl NV* ....      106,357
                                           ------------
                                                997,609
                                           ------------
            Norway - 1.52%
    6,730   TGS Nopec Geophysical Co* ....       85,455
    5,930   Tomra Systems ................      238,014
                                           ------------
                                                323,469
                                           ------------
            Singapore - 1.36%
   75,000   Delgro Corp., Ltd.* ..........      207,539
   15,000   Sembcorp Logistics Ltd .......       81,136
                                           ------------
                                                288,675
                                           ------------
            Spain - 2.95%
    9,450   Aldeasa SA* ..................      178,851
   11,410   Amadeus Global Travel
              Distribution SA* ...........       93,254
    8,430   NH Hoteles SA ................       95,155
   29,400   Red Electrica De Espana ......      260,996
                                           ------------
                                                628,256
                                           ------------
            Sweden - 2.66%
   22,500   Adcore AB ....................       92,537
    5,615   Assa Abloy, Series B .........      103,385
   18,750   Enea Data AB .................       90,998
   10,000   Europolitan Holdings .........       90,060
    7,770   Metro International SA .......       94,080
    2,670   OM Gruppen AB ................       95,383
                                           ------------
                                                566,443
                                           ------------

            Switzerland - 5.26%
      250   Also Holding ................. $    107,655
       51   Bachem AG Registered .........       87,677
       33   Bank Sarasin & Cie ...........      106,487
      270   Forbo Holding AG .............      105,002
      360   Geberit International AG .....       86,124
      205   Gretag Macbeth Holding AG ....       93,866
       90   Kaba Holding AG ..............      121,425
      135   Kudelski* ....................      181,763
      225   Kuoni Reisen AG ..............       96,389
       94   Mikron Holdings ..............       52,821
      135   Publigroupe SA ...............       79,239
                                           ------------
                                              1,118,448
                                           ------------
            United Kingdom - 24.47%
   50,453   Aegis Group Plc ..............      114,929
    8,847   ARM Holdings Plc* ............       87,287
    8,610   Autonomy Corp Plc ............      301,351
   43,554   Barratt Developments .........      180,731
   20,273   BATM Advanced Comm.
              Ltd. .......................      150,013
    9,236   Britannic Plc ................      127,775
   64,818   Bunzl ........................      371,475
   45,098   Burford Holdings Plc .........       65,106
    8,136   Caledonia Investments Plc ....       95,026
   19,430   Canary Wharf Finance Plc* ....      151,667
   33,692   Cattles Plc ..................      120,498
    2,754   CMG Plc ......................       45,472
  108,159   Corus Group Plc ..............       97,295
   94,807   Countrywide Assured GRP ......      152,687
    7,303   EMAP Publishing Plc ..........       85,827
   22,206   Forth Ports ..................      214,254
   12,493   Galen Holdings Plc ...........      162,682
    3,877   GWR Group Plc ................       45,564
    8,028   Hanson Plc ...................       42,340
    5,031   Imperial Chemical
              Industries .................       30,804
   10,612   Imperial Tobacco Group Plc ...      104,083
    2,362   London Bridge Software .......       21,248
    8,481   London Clubs International ...       15,012
   11,406   Lonmin Plc ...................      140,666
   26,978   Man (ED&F) Group Plc .........      193,363
   44,399   Morrison Supermarkets ........      115,309
   15,976   Next .........................      158,896
    3,445   NXT Plc ......................       45,735
    4,492   Northern Rock Plc ............       28,025
    7,432   PIC Int'l Group Plc* .........        3,289
   34,305   Pillar Property Plc ..........      167,238
   13,430   PowderJect Pharmaceuticals
              Plc* .......................      124,708

See Notes to Financial Statements
-------------------------------------------------------------------------------

International SmallCap Equity
--------------------------------------------------------------------------------
Schedule of Investments October 31, 2000

   Shares   Security                                                       Value
                          UNITED KINGDOM - Continued

   16,444   Premier Farnell Plc..................................... $   100,206
    6,268   Reckitt Benckiser Plc...................................      82,394
    5,005   Schroders Plc, New Shares...............................      90,554
    1,562   Schroders Plc, Non votin
              shares................................................      24,249
    6,253   Severn Trent Plc........................................      66,683
   25,323   SIG Plc.................................................      81,382
   10,800   Smiths Industries Plc...................................     115,642
   12,161   Telewest Communications
              Plc*..................................................      20,115
    6,515   Thistle Hotels Plc......................................      10,681
    5,764   Trafficmaster Plc*......................................      48,505
   21,111   United News & Media.....................................     264,183
   15,997   Vitec Group Plc.........................................     116,630
   35,090   Wolseley Plc............................................     193,975
   17,187   WPP Group Plc...........................................     230,664
                                                                     -----------
                                                                       5,206,218
                                                                     -----------

Total Foreign Common Stocks
  (Cost $22,372,634)................................................  19,692,063
                                                                     -----------
            FOREIGN PREFERRED STOCKS - 1.24%
            GERMANY - 1.24%
  1,950     Marschollek Lauten...................................... $   263,139

Total Foreign Preferred Stocks
  (Cost $148,069)...................................................     263,139

Total Investments
  (Cost $22,520,703)......................................   93.79%  $19,955,202

Other Assets in Excess of Liabilities.....................    6.21     1,320,634
                                                           -------   -----------

Total Net Assets..........................................  100.00%  $21,275,836
                                                           =======   ===========

--------------------------------------------------------------------------------
*Non-income producing security
ADR American Depository Receipt
(1) In local currency unless otherwise indicated.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Equity
--------------------------------------------------------------------------------
Schedule of Investments  October 31, 2000

      Shares  Security                              Value

                COMMON STOCKS - 88.11%
                ARGENTINA - 0.36%
      334,318   Perez Companc, Class B........ $   481,519
                                               -----------

                BRAZIL - 6.15%
       22,496   Brasil Telecom Participacoes
                 ADR*.........................   1,219,002
       48,213   CVRD ADR......................   1,126,979
       37,891   Embratel Participacoes
                 ADR*.........................     613,361
   13,627,700   Siderurgica Nacional*.........     378,278
      118,818   Tele Norte Leste
                 Participacoes ADR............   2,628,848
       19,700   Telesp Celular Participacoes
                 ADR..........................     623,012
       63,915   Unibanco GDR..................   1,613,854
                                               -----------
                                                 8,203,334
                                               -----------

                CHILE - 2.89%
        6,000   Banco Santander Chile
                 ADR..........................      80,625
       91,794   Compania de Telecomunications
                 de Chile SA ADR..............   1,399,858
       36,800   DyS ADR*......................     657,800
       20,900   Embotelladora Andina SA
                 ADR - Cl A...................     250,800
       35,600   Empresa Nacional de
                 Electricidad SA ADR*.........     373,800
       61,385   Enersis ADR...................   1,089,584
                                               -----------
                                                 3,852,467
                                               -----------

                CHINA - 5.73%
      668,000   China Mobile Ltd.*............   4,282,600
    1,968,000   China Petroleum and
                 Chemical Corp.*..............     386,080
      177,000   Citic Pacific Ltd.............     710,360
    1,936,000   Denway Motors Ltd.*...........     312,779
          179   First Pacific Co., Ltd........          40
        1,300   Huaneng Power International,
                 Inc. ADR*....................      19,825
      804,000   Legend Holdings Ltd...........     680,395
    5,950,000   PetroChina Co., Ltd...........   1,251,186
                                               -----------
                                                 7,643,265
                                               -----------

                CZECH REPUBLIC - 0.68%
      134,800   Ceske Energeticke
                 Zavody*......................     327,868
       31,980   Cesky Telecom AS*.............     420,685
        9,830   IF Zivnobanka.................     158,436
                                               -----------
                                                   906,989
                                               -----------

                GREECE - 0.33%
       16,875   STET Hellas Telecom
                 ADR*......................... $   244,687
        5,430   Titan Cement..................     195,402
                                               -----------
                                                   440,089
                                               -----------

                HUNGARY - 2.40%
       21,780   Richter Gedeon................   1,058,896
      204,390   Matav.........................     908,751
        1,076   Matav ADR.....................      25,286
       19,923   OTP BANK......................     923,681
       35,560   Raba..........................     280,695
                                               -----------
                                                 3,197,309
                                               -----------

                INDIA - 7.98%
       24,800   Cipla Ltd. ...................     468,153
            1   EIH Ltd. .....................           4
       53,100   Grasim Industries Ltd. .......     230,446
        6,000   Gujarat Ambuja Cements
                 Ltd. GDR.....................      16,650
       10,700   HCL Technologies Ltd.*........     271,709
       16,700   Himachal Futuristic
                 Communications, Ltd.*........     439,950
      244,400   Hindustan Lever Ltd. .........     927,358
       10,034   Infosys Technologies Ltd. ....   1,535,655
       61,581   ITC Ltd. .....................   1,001,373
        2,000   ITC Ltd. GDR..................      36,100
       73,900   Larsen & Toubro Ltd.*.........     233,713
        1,000   Larsen & Toubro Ltd
                 GDR..........................       6,263
      191,361   Mahanagar Telephone
                 Nigam Ltd. ..................     575,983
        3,110   Mahanagar Telephone
                 Nigam Ltd. GDR...............      18,349
       30,320   NIIT Ltd. ....................   1,020,569
       64,595   Ranbaxy Laboratories*.........     961,651
      158,171   Reliance Industries Ltd. .....   1,023,579
       98,350   Satyam Computer Services
                 Ltd.*........................     645,064
      139,800   State Bank of India...........     489,427
        8,000   Wipro Ltd. ...................     406,754
        6,340   Wipro Ltd. ADR*...............     333,643
                                               -----------
                                                10,642,393
                                               -----------

                INDONESIA - 0.89%
      360,000   PT Gudang Garam Tbk...........     386,538
    2,270,000   PT Indofood Sukes
                 Makmur Tbk*..................     187,954
      348,500   PT Indosat (Persero) Tbk......     249,460
    1,398,000   PT Telekomunukasi
                 Indonesia....................     358,462
                                               -----------
                                                 1,182,414
                                               -----------

See Notes to Financial Statements.
------------------------------------------------------------------------------

Emerging Markets Equity
--------------------------------------------------------------------------------
Schedule of Investments  October 31, 2000

      Shares  Security                                                    Value

                ISRAEL - 6.00%
       23,600   Baran Group*....................................... $   652,863
      300,160   Bank Hapoalim Ltd..................................     759,284
      719,010   Bank Leumi Le-Israel*..............................   1,412,310
      270,330   Bezeq*.............................................   1,352,630
       87,840   Blue Square Chain Stores*..........................   1,043,936
       17,460   Discount Investment Corp...........................     739,487
       21,725   Elite Industries...................................     965,789
       41,240   Elron*.............................................   1,080,071
                                                                    -----------
                                                                      8,006,370
                                                                    -----------

                KOREA - 9.90%
        2,850   H&CB 144A GDR*.....................................      69,112
       47,680   Hyundai Motor Co., Ltd.............................     544,914
       50,021   Kookmin Bank.......................................     571,669
       92,080   Korea Electric Power
        4,000   Korea Electric Power...............................   2,056,116
                 Corp. ADR.........................................      48,750
       32,775   Korea Telecom Corp. ADR*...........................   1,208,578
       36,576   LG Chemical Ltd....................................     360,133
        8,666   Pohang Iron & Steel................................     503,580
        2,525   Pohang Iron & Steel ADR............................      39,927
       28,642   Samsung Electronics................................   3,588,119
        1,374   Samsung Electronics
                 144A GDR*.........................................     101,332
       27,000   Samsung Securities Co., Ltd........................     488,967
       85,310   Shinhan Bank.......................................     854,975
        1,300   Shinhan Bank GDR...................................      26,455
        6,200   Shinsegae Department Store Co......................     285,609
        4,470   SK Telecom.........................................     952,945
       59,659   SK Telecom ADR*....................................   1,495,204
                                                                    -----------
                                                                     13,196,385
                                                                    -----------

                MALAYSIA - 4.17%
      384,000   Berjaya Sports Toto................................     505,270
       51,000   British American Tobacco Berhad....................     466,388
      333,000   Malayan Banking....................................   1,332,018
      225,000   MNI Holdings Berhad................................     432,243
      287,000   New Straits Times Press............................     430,506
      254,000   Resorts World Berhad...............................     444,506
      240,000   Sime Darby Berhad..................................     300,635
      570,000   Technology Resources
                 Industries Berhad................................. $   462,006
      133,000   Telekom Malaysia...................................     409,505
      169,000   Unisem Berhad......................................     595,955
      130,000   United Engineers (Malaysia) Berhad.................     184,739
                                                                    -----------
                                                                      5,563,771
                                                                    -----------

                MEXICO - 10.10%
        5,700   Alfa SA de CV*.....................................      11,422
      650,520   Banacci*...........................................   1,010,953
      362,000   Carso Global Telecom...............................     808,272
      177,005   Cemex SA CPO*......................................     744,154
      632,800   Corporacion GEO SA de CV*..........................     718,700
      339,110   Femsa*.............................................   1,290,902
      123,101   Grupo Carso........................................     382,357
      105,400   Grupo Industrial Saltillo*.........................     161,153
      392,367   Grupo Modelo, Series C*............................   1,046,367
      257,146   Kimberly Clark, Series A...........................     657,521
      202,100   Organization Soriana*..............................     634,072
       92,108   Telmex GDR*........................................   4,968,075
       19,041   Televisa GDR*......................................   1,030,594
                                                                    -----------
                                                                     13,464,542
                                                                    -----------

                PERU - 0.09%
       16,900   Credicorp Ltd......................................     123,581
                                                                    -----------
                PHILIPPINES - 0.71%
      224,600   ABS CBN Broadcasting
                 Corp. ADR.........................................     173,445
      348,075   Bank of the Philippine Islands*....................     357,262
       16,560   Philippine Long Distance
                 Telephone Co......................................     250,909
    2,154,700   SM Prime Holdings..................................     168,500
                                                                    -----------
                                                                        950,116
                                                                    -----------

                POLAND - 0.56%
       32,120   Budimex*...........................................     158,993
       75,230   Weilkopolski Bank Kredytowy........................     344,862
       30,385   Zaklady Metali Lekkich Kety*.......................     238,686
                                                                    -----------
                                                                        742,541
                                                                    -----------
                PORTUGAL - 0.00%
           40   Jeronimo Martins...................................         386
                                                                    -----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Equity
--------------------------------------------------------------------------------
Schedule of Investments  October 31, 2000


      Shares  Security                                                   Value

                ROMANIA - 0.09%
      109,187   Arlo*............................................   $    77,332
    1,202,500   Dacia*...........................................        30,486
      299,212   Terapia..........................................        18,422
                                                                    -----------
                                                                        126,240
                                                                    -----------
                RUSSIA - 3.05%
       51,754   Lukoil Holding ADR...............................     2,807,137
      127,250   Mosenergo ADR....................................       404,655
       66,100   Surgutneftegaz ADR...............................       854,012
                                                                    -----------
                                                                      4,065,804
                                                                    -----------
                SOUTH AFRICA - 9.69%
      250,708   ABSA.............................................       852,083
      325,300   African Bank Investments
                 Ltd.*...........................................       257,686
       33,600   Anglo American Platinum
                 Corp............................................     1,310,816
       14,400   AngloGold........................................       409,432
       37,700   Barlow*..........................................       196,933
       66,521   Bidvest Group....................................       372,997
       65,750   De Beers Centenary
                 Linked Units....................................     1,808,588
        6,177   Dimension Data Holdings..........................        53,179
       65,600   Fedsure Holdings.................................       189,989
    1,031,600   FirstRand........................................       927,686
       19,200   Impala Platinum Holdings
                 Ltd.............................................       822,672
       69,800   Naspers Ltd......................................       518,767
       56,500   Nedcor...........................................     1,061,005
      490,056   New Clicks Holdings..............................       641,596
      212,110   Sappi............................................     1,453,020
      218,500   Sasol............................................     1,673,056
       62,658   South African Breweries..........................       375,366
                                                                    -----------
                                                                     12,924,871
                                                                    -----------
                TAIWAN - 9.28%
      679,736   Advanced Semiconductor
                 Engineering, Inc.*..............................       780,749
        1,220   ASE Test Ltd.*...................................        18,834
      146,905   Asustek Computer Inc.*...........................       732,251
          348   Asustek Computer Inc.
                 144A GDR........................................         1,905
        5,907   Asustek Computer Inc.
                 GDR.............................................        32,341
    1,874,775   Bank Sinopac.....................................       780,673
      183,672   Cathay Life Insurance............................       329,813
      796,722   China Steel Corp.................................       461,260
          230   China Steel Corp. GDR*...........................         2,645
      171,000   Compal Electronics, Inc..........................       261,000


      Shares  Security...........................................        Value


      202,160   Compeq Manufacturing
                 Co., Ltd........................................   $   763,577
      816,356   Far Eastern Textile Ltd..........................       672,293
      469,517   Formosa Plastics Corp............................       748,611
      116,740   Hon Hai Precision Industry
                 Co., Ltd........................................       610,807
      251,788   Phoenixtec Power
                 Co., Ltd.*......................................       211,252
      221,920   President Chain Store
                 Corp............................................       632,094
       16,500   Procomp Informatics
                 Co., Ltd.*......................................        59,257
    1,264,968   Taishin International Bank.......................       591,363
      178,000   Taiwan Cellular Corp.*...........................       371,981
      785,560   Taiwan Semiconductor*............................     2,383,433
        5,935   Taiwan Semiconductor
                 ADR*............................................       134,650
      853,200   United Microelectronics
                 Corp., Ltd......................................     1,505,647
       17,500   Via Technologies Inc.*...........................       125,697
      164,280   Winbond Electronics
                 Corp.*..........................................       159,194
                                                                    -----------
                                                                     12,371,327
                                                                    -----------
                THAILAND - 1.02%
       82,100   Advanced Info Services*..........................       675,306
       69,000   PTT Exploration..................................       167,757
       22,950   Siam Cement Public
                 Co., Ltd.*......................................       215,890
       92,000   Siam Commercial Bank
                 Wt 05/10/02*....................................         6,689
      275,500   TelecomAsia Corp.*...............................       165,888
       86,999   Telecom Asia Warrants
                 12/31/49........................................             0
      248,400   Thai Farmers Bank Public
                 Co.*............................................       128,405
                                                                    -----------
                                                                      1,359,935
                                                                    -----------
                TURKEY - 5.25%
    4,186,204   Akbank...........................................        26,989
    6,322,940   Enka Holding Yatirim AS..........................     1,250,719
  290,904,670   Finansbank.......................................       713,957
  105,367,753   Hurriyet.........................................     1,265,985
   10,055,200   Tansas...........................................     1,583,821
    5,503,291   Vestel*..........................................     1,128,905
  119,612,674   Yapi ve Kredi....................................     1,034,037
                                                                    -----------
                                                                      7,004,413
                                                                    -----------
                UNITED KINGDOM - 0.01%
        8,200   Old Mutual Plc...................................        17,995
                                                                    -----------

Emerging Markets Equity
--------------------------------------------------------------------------------
Schedule of Investments October 31, 2000


      Shares  Security                           Value

                Venezuela - 0.34%
       23,800   CAN-TV*...................$    452,200
                                          ------------
                Other - 0.44%
       12,500   Framlington Maghreb
                 Fund*....................     182,812
       49,000   Mauritius Fund Limited*        269,500
       14,450   Oryx Fund Limited*........     140,887
                                           -----------
                                               593,199
                                           -----------
Total Common Stocks
  (Cost $132,329,946)..................... 117,513,455
                                           -----------
                Preferred Stocks - 6.72%
                Brazil - 6.62%
    7,387,450   Companhia de Bebidas
                 das Americas*............   1,648,574
   27,660,150   Electrobras...............     491,189
  122,995,500   Gerdau SA.................   1,288,586
   20,406,950   Itaubanco.................   1,587,445
      100,300   Petrobras*................   2,914,968
  432,469,500   Tele Nordeste Celular
                 Participacoes SA.........     892,577
                                           -----------
                                             8,823,339
                                           -----------

                Thailand - 0.10%
      322,000   Siam Commercial Bank
                 Public Co., Ltd*.........$    133,526
                                          ------------
Total Preferred Stocks
 (Cost $8,015,513)........................   8,956,865

Total Investment
 (Cost $140,345,459)............  94.83%  $126,470,320

Cash....................           5.67      7,560,420

Liabilities in Excess
  of Other Assets                 (0.50)      (670,162)
                                -------   ------------
Total Net Assets                 100.00%  $133,360,578
                                =======   ============


-------------------------------------------------------
 *Non-income producing security
ADR   American Depository Receipt
GDR   Global Depository Receipt
144A Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
 Statements of Assets and Liabilities October 31, 2000

                                                                                 International  International        Emerging
                                                                      European          Select      Small Cap         Markets
                                                                        Equity          Equity         Equity          Equity
Assets
   Investments at value/1/.......................................  $73,028,616    $255,249,335    $19,955,202    $126,470,320
   Cash..........................................................   11,853,948      18,854,418        477,866       7,560,420
   Foreign currency/2/...........................................      746,770           5,437         46,933       1,385,031
   Receivable for securities sold................................    7,856,128              --        136,060       1,646,558
   Receivable for shares at beneficial interest subscribed.......    3,260,684       3,920,041        925,000       2,121,988
   Dividend and interest receivable..............................       16,277         316,315         36,573         191,168
   Receivable for foreign taxes withheld.........................       83,742         160,438         10,849
   Unrealized appreciation on forward currency contracts.........       39,803              --             --              --
   Due from advisor..............................................       31,821              --         10,056          30,840
                                                                   -----------    ------------    -----------    ------------
Total Assets.....................................................   96,917,789     278,505,984     21,598,539     139,406,325
                                                                   -----------    ------------    -----------    ------------
Liabilities
   Due to advisor................................................           --         122,427             --              --
   Due to administrator..........................................       24,515          70,270          9,573          32,636
   Due to custodian..............................................       63,484          53,810         53,087         158,806
   Payable for securities purchased..............................   16,139,480              --        238,037       5,821,619
   Payable for capital shares sold...............................       39,341          39,614             --          12,496
   Dividend payable..............................................       14,844              --             --              --
   Unrealized depreciation on forward currency contracts.........      121,057              --             --              --
   Accrued expenses and other....................................       98,515          59,152         22,006          20,190
                                                                   -----------    ------------    -----------    ------------
Total Liabilities................................................   16,501,236         345,273        322,703       6,045,747
                                                                   -----------    ------------    -----------    ------------
Net Assets.......................................................  $80,416,553    $278,160,711    $21,275,836    $133,360,578
                                                                   ===========    ============    ===========    ============
Composition of Net Assets
   Paid-in capital...............................................   84,098,964     276,896,418     21,395,538     142,128,259
   Undistributed net investment (expenses in excess of) income...      956,444         936,835        325,173        (256,570)
   Accumulated net realized gains (losses) on investments and
     foreign currency transactions...............................   (4,423,790)     25,785,311      2,123,342       5,376,332
   Net unrealized depreciation on investments
     and foreign currencies......................................     (215,065)    (25,457,853)    (2,568,217)    (13,887,443)
                                                                   -----------    ------------    -----------    ------------
Net Assets.......................................................  $80,416,553    $278,160,711    $21,275,836    $133,360,578
                                                                   ===========    ============    ===========    ============
Net Asset Value, Offering and Redemption Price Per Share
   (Net assets divided by shares outstanding)
   Institutional Class/3/........................................  $     28.44    $      21.50    $     11.95    $       6.24
                                                                   ===========    ============    ===========    ============
   Investment Class/4/...........................................  $     27.11    $      21.31    $        --    $         --
                                                                   ===========    ============    ===========    ============
   Premier Class/5/..............................................  $        --    $      21.48    $        --    $         --
                                                                   ===========    ============    ===========    ============

--------------------------------------------------------------------------------
/1/ Cost of Investments European Equity $73,106,757, International Select Equity
    Fund $280,686,346, International Small Cap Equity $22,520,703, Emerging Markets Equity $140,345,459.
/2/ Cost of Foreign Currency European Equity $753,276, International Select
    Equity $3,641, International Small Cap Equity $46,933, and Emerging Markets Equity $1,390,676.
/3/ Net asset value, redemption price and offering price per share (based on net assets of $50,660,515 European Equity, $55,042,879 International Select Equity, $21,275,836 International Small Cap, and $133,360,578 Emerging Markets Equity and 1,781,038 European Equity, 2,560,315 International Select Equity, 1,780,954 International Small Cap, and 21,382,973 Emerging Markets Equity shares outstanding at October 31, 2000 and $0.001 par value, unlimited number of shares authorized). On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/4/ Net asset value, redemption price and offering price per share (based on net assets of $29,756,038 European Equity and $9,429,508 International Select Equity and 1,096,889 European Equity and 442,446 International Select Equity shares outstanding at October 31, 2000 and $0.001 par value, unlimited number of shares authorized). On February 28, 2000 the Service Shares were renamed the Investment Class.
/5/ Net asset value, redemption price and offering price per share (based on net assets of $213,688,324 International Select Equity and 9,946,734 International Select Equity shares outstanding at October 31, 2000 and $0.001 par value, unlimited number of shares authorized). The International Select Equity Premier Class began operations on February 29, 2000.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
 Statements of Operations For the year ended October 31, 2000

                                                                              International    International     Emerging
                                                                  European           Select        Small Cap      Markets
                                                                    Equity           Equity           Equity       Equity
Investment Income
   Interest.................................................  $    335,170     $    899,224     $    136,651  $    76,922
   Dividends................................................       733,010        2,169,164          262,130    2,815,842
   Less: Foreign taxes withheld.............................      (116,518)        (209,575)         (51,193)    (357,988)
                                                              -------------    -------------    ------------- ------------
Total Investment Income.....................................       951,662        2,858,813          347,588    2,534,776

Expenses

   Investment advisory fee..................................       315,880        1,629,360          223,256    1,759,276
   Administration fees......................................       135,377          698,297           66,977      527,783
   Registration and filing fees.............................        40,341           11,076           28,155       20,227
   Custody fee..............................................       243,599          223,631          208,002      615,457
   Professional fees........................................        81,571           74,963           63,489      110,271
   Printing fees............................................        18,628           24,681           13,842       19,116
   Servicing plan fee.......................................        33,527           28,961               --           --
   Trustees' fees...........................................         5,877            6,452            5,974        5,902
   Transfer tax.............................................            --               --               --       26,134
   Interest Expense.........................................        14,410            8,555              118       27,946
   Miscellaneous............................................         2,666            1,427            1,893           --
                                                              -------------    -------------    ------------- ------------
Total Expenses..............................................       891,876        2,707,403          611,706    3,112,112
Less: Fee Waivers or Expense Reimbursements.................      (280,002)        (412,905)        (332,640)    (859,554)
                                                              -------------    -------------    ------------- ------------
Net Expenses................................................       611,874        2,294,498          279,066    2,252,558
                                                              -------------    -------------    ------------- ------------
Net Investment Income.......................................       339,788          564,315           68,522      282,218
                                                              -------------    -------------    ------------- ------------

Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions:
   Net realized gain (loss) from:
     Investment transactions................................    (4,228,049)      26,128,438        2,599,667   24,638,336*
     Foreign currency transactions..........................       430,934          287,014          (61,250)    (416,065)
   Net change in unrealized appreciation/depreciation:
     Investments............................................       (91,277)     (30,989,812)      (4,794,838) (28,487,326)
     Foreign currencies.....................................      (135,601)          17,973              135       39,086
                                                              -------------    -------------    ------------- ------------
Net Realized and Unrealized Loss on Investments and
   Foreign Currencies.......................................    (4,023,993)      (4,556,387)      (2,256,286)  (4,225,969)
                                                              -------------    -------------    ------------- ------------
Net Decrease in Net Assets from Operations..................  $ (3,684,205)    $ (3,992,072)    $ (2,187,764) $(3,943,751)
                                                              =============    =============    ============= ============

________________________________________________________________________________
*Net of $1,866,711 in foreign withholding taxes paid on net realized gains in certain countries.





See Notes to Financial Statements.
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK]


International Equity Funds
--------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                             European Equity

                                                                                      For the                For the
                                                                                   year ended             year ended
                                                                             October 31, 2000       October 31, 1999

Increase (Decrease) in Net Assets from Operations
   Net investment income.....................................................     $   339,788           $   551,068
   Net realized gain (loss) on investment and foreign currency transactions..      (3,797,115)           10,338,144
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies..................................................        (226,878)           (7,021,614)
                                                                               --------------        --------------
Net Increase (Decrease) in Net Assets from Operations........................      (3,684,205)            3,867,598
                                                                               --------------        --------------
Distributions to Shareholders
   Net investment income
      Institutional Class....................................................        (132,743)           (1,025,913)
      Investment Class.......................................................             --                     --
   Net realized gain from investment transactions............................
      Institutional Class....................................................              --           (14,753,865)
      Investment Class.......................................................              --                    --
                                                                               --------------        --------------
Total Distributions..........................................................        (132,743)          (15,779,778)
                                                                               --------------        --------------
Capital Share Transactions:
   Institutional Class:(1)
      Proceeds from sales of shares..........................................     194,147,515             3,624,733
      Dividend reinvestments.................................................         117,898            15,779,765
      Cost of shares redeemed................................................    (142,972,765)          (51,982,255)
                                                                               --------------        --------------
   Increase (decrease) in net assets from institutional class transactions...      51,292,648           (32,577,757)
                                                                               --------------        --------------
   Investment Class:(2)
      Proceeds from sales of shares..........................................      70,287,444                    --
      Dividend reinvestments.................................................              --                    --
      Cost of shares redeemed................................................     (38,243,526)                   --
                                                                               --------------        --------------
   Increase in net assets from investment class transactions                       32,043,918                    --
                                                                               --------------        --------------
   Premier Class:(3)
      Proceeds from sales of shares..........................................              --                    --
      Dividend reinvestments.................................................              --                    --
      Cost of shares redeemed................................................              --                    --
                                                                               --------------        --------------
   Increase in net assets from premier class transactions....................              --                    --
                                                                               --------------        --------------
Net Increase (Decrease) in Net Assets from Capital Transactions..............      83,336,566           (32,577,757)
                                                                               --------------        --------------
Total Increase (Decrease) in Net Assets......................................      79,519,618           (44,489,937)
                                                                               --------------        --------------
Net Assets
   Beginning of period.......................................................         896,935            45,386,872
                                                                               --------------        --------------
   End of period.............................................................    $ 80,416,553             $ 896,935
                                                                               ==============        ==============

--------------------------------------------------------------------------------
* Net of $1,866,711 in foreign withholding taxes paid on net realized gains in certain countries.
** Net of $676,141 in foreign withholding taxes paid on net realized gains in certain countries.

(1) On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
(2) On February 28, 2000 the Service Shares were renamed the Investment Class.
(3) The International Select Equity Premier Class began operations on February 29, 2000.

-------------------------------------------------------------------------------

               International Select Equity           International Small Cap Equity                   Emerging Markets Equity
               For the             For the              For the             For the               For the             For the
            year ended          year ended           year ended          year ended            year ended          year ended
      October 31, 2000    October 31, 1999     October 31, 2000    October 31, 1999      October 31, 2000    October 31, 1999
       $       564,315       $     102,613        $      68,522       $     196,973        $      282,218      $      689,853
            26,415,452           2,120,538            2,538,417           4,670,963            24,222,271*         (1,109,064)**

           (30,971,839)          5,235,113           14,794,703)          3,080,617           (28,448,240)         30,283,837
       ---------------       -------------        -------------       -------------        --------------      --------------
            (3,992,072)          7,458,264           (2,187,764)          7,948,553            (3,943,751)         29,864,626
       ---------------       -------------        -------------       -------------        --------------      --------------

              (313,559)            (33,758)            (258,184)                 --              (721,835)                 --
                    --                  --                   --                  --                    --                  --

            (2,159,370)           (300,608)          (1,074,834)                 --                    --                  --
                  (242)                 --                   --                  --                    --                  --
       ---------------       -------------        -------------       -------------        --------------      --------------
            (2,473,171)           (334,366)          (1,333,018)                 --              (721,835)                 --
       ---------------       -------------        -------------       -------------        --------------      --------------

           333,177,375          52,180,716           54,937,399                  --            82,381,420          98,148,288
            28,468,314             334,363            1,333,010                  --               718,906                  --
          (388,389,818)         (3,480,553)         (42,403,412)        (21,429,276)         (108,960,266)        (10,206,765)
       ---------------       -------------        -------------       -------------        --------------      --------------
           (52,744,129)         49,034,526           13,866,997         (21,429,276)          (25,859,940)         87,941,523
       ---------------       -------------        -------------       -------------        --------------      --------------

            46,635,620              10,030                   --                  --                    --                  --
                   242                  --                   --                  --                    --                  --
           (32,824,485)                 --                   --                  --                    --                  --
       ---------------       -------------        -------------       -------------        --------------      --------------
            13,811,377              10,030                   --                  --                    --                  --
       ---------------       -------------        -------------       -------------        --------------      --------------

           261,971,387                  --                   --                  --                    --                  --
                    --                  --                   --                  --                    --                  --
                    --                  --                   --                  --                    --                  --
       ---------------       -------------        -------------       -------------        --------------      --------------
           261,971,387                  --                   --                  --                    --                  --
       ---------------       -------------        -------------       -------------        --------------      --------------
           223,038,635          49,044,556           13,866,997         (21,429,276)          (25,859,940)         87,941,523
       ---------------       -------------        -------------       -------------        --------------      --------------
           216,573,392          56,168,454           10,346,215         (13,480,723)          (30,525,526)        117,806,149
       ---------------       -------------        -------------       -------------        --------------      --------------

            61,587,319           5,418,865           10,929,621          24,410,344           163,886,104          46,079,955
       ---------------       -------------        -------------       -------------        --------------      --------------
       $   278,160,711       $  61,587,319        $  212275,836       $  10,929,621        $  133,360,578      $  163,886,104
       ===============       =============        =============       =============        ==============      ==============
       ----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statments.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Financial Highlights

EUROPEAN EQUITY                                                                                     For the period
INSTITUTIONAL CLASS/1/                                                                             Oct. 3, 1996/2/
                                                                             For the years ended           through
                                                             2000       1999       1998      1997    Oct. 31, 1996
Per Share Operating Performance:
Net Asset Value, Beginning of Period....................  $ 11.43     $13.50     $12.81   $ 10.60          $ 10.00
                                                          -------     ------     ------   -------          -------
Income from Investment Operations:
   Net investment (expenses in excess of) income........    (1.37)      0.29       0.15      0.25               --
   Net realized and unrealized gain (loss) on
     investments and foreign currencies.................    16.20       2.04       1.68      2.11             0.60
                                                          -------     ------     ------   -------          -------
Total from Investment Operations........................    14.83       2.33       1.83      2.36             0.60
                                                          -------     ------     ------   -------          -------
Distributions to Shareholders:
   Net investment income................................    (0.08)     (0.29)     (0.24)    (0.03)              --
   Realized capital gain from investment
     transactions.......................................       --      (4.11)     (0.90)    (0.12)              --
                                                          -------     ------     ------   -------          -------
   Total distributions..................................    (0.08)     (4.40)     (1.14)    (0.15)              --
                                                          -------     ------     ------   -------          -------
Other Capital Changes/3/................................     2.26         --         --        --               --
                                                          -------     ------     ------   -------          -------
Net Asset Value, End of Period..........................  $ 28.44     $11.43     $13.50   $ 12.81          $ 10.60
                                                          =======     ======     ======   =======          =======
Total Investment Return.................................   149.63%     21.18%     15.36%    22.48%            6.00%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted)...............  $50,677     $  897     $5,387   $39,330          $17,902
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations
    and Including Interest Expense).....................     1.28%        --%        --%       --%              --%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Limitations
   and Including Interest Expense)......................     1.94%      1.64%      1.13%     1.17%            1.40%
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations and Excluding
   Interest Expense)....................................     1.25%      0.90%      0.90%     0.90%            0.90%
Ratio of Net Investment (Expenses in Excess of)
   Income to Average Net Assets.........................     0.92%      1.23%      1.12%     1.71%           (0.41)%
Ratio of Net Investment (Expenses in Excess of)
   Income to Average Net Assets
   (Excluding Expense Limitations)......................     0.26%      0.49%      0.89%     1.44%           (0.91)%
Portfolio Turnover......................................      377%        80%        49%       45%               5%

--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/2/ Commencement of operations.
/3/ Represents one-time gain from accounting for cancellation of certain shareholder trades.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------

Financial Highlights

 European Equity
 INVESTMENT CLASS/1/                                                                             For the period
                                                                                   February 29, 2000/1/ through
                                                                                               October 31, 2000
Per share operating Performance:

Net asset value, beginning of period...............................................................   $   11.43
                                                                                                      ---------
Income from Investment Operations:
   Net investment income...........................................................................        0.04
   Net realized and unrealized gain (loss) on investments and foreign currencies...................       14.68
                                                                                                      ---------
Total from investment operations...................................................................       14.72
                                                                                                      ---------
Distributions to Shareholders:
   Net investment income...........................................................................          --
   Realized capital gain from investment transactions..............................................          --
   Total distributions.............................................................................          --
                                                                                                      ---------
Other Capital Changes/2/...........................................................................        0.96
                                                                                                      ---------
Net asset value, end of period.....................................................................   $   27.11
                                                                                                      =========
total investment return............................................................................       85.30%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted)..........................................................   $  29,739
Ratio of Expenses to Average Net Assets (Including Expense Limitations
   and Including Interest Expense).................................................................        1.54%
Ratio of Expenses to Average Net Assets (Excluding Expense Limitations
   and Including Interest Expense).................................................................        2.07%
Ratio of Expenses to Average Net Assets (Including Expense Limitations and
   Excluding Interest Expense).....................................................................        1.50%
Ratio of Net Investment Income to Average Net Assets...............................................        0.36%
Ratio of Expenses in Excess of Income to Average Net Assets
   (Excluding Expense Limitations).................................................................       (0.17)%
Portfolio Turnover.................................................................................         377%

---------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Represents one-time gain from accounting for cancellation of certain shareholder trades.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Financial Highlights

INTERNATIONAL SELECT EQUITY
Institutional CLASS/1/

                                                                                            For the years ended
                                                           2000       1999        1998         1997       1996
Per Share Operating Performance:
Net Asset Value, Beginning of Period.................   $ 18.10     $ 12.02     $ 11.62      $ 11.88    $ 10.95
                                                      ---------   ---------   ---------    ---------  ---------
Income from Investment Operations:
  Net investment (expenses in excess of) income......     (0.85)      (0.09)       0.12         0.16       0.11
  Net realized and unrealized gain on
   investments and foreign currencies................      4.57        6.91        0.90         0.28       1.25
                                                      ---------   ---------   ---------    ---------  ---------
Total from investment operations.....................      3.72        6.82        1.02         0.44       1.36
                                                      ---------   ---------   ---------    ---------  ---------
Distributions to Shareholders:
  Net investment income..............................     (0.04)      (0.07)      (0.23)       (0.15)     (0.43)
  Realized capital gain from investment
   transactions......................................     (0.28)      (0.67)      (0.39)       (0.55)        --
                                                      ---------   ---------   ---------    ---------  ---------
  Total distributions................................     (0.32)      (0.74)      (0.62)       (0.70)     (0.43)
                                                      ---------   ---------   ---------    ---------  ---------
Net asset value, end of period.......................   $ 21.50     $ 18.10     $ 12.02      $ 11.62    $ 11.88
                                                      =========   =========   =========    =========  =========
Total Investment Return..............................     20.68%      59.39%       9.28%        3.78%     12.70%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted)............   $55,043     $61,577     $ 5,419      $ 4,954    $ 3,423
Ratio of Expenses to Average Net Assets
  (Including Expense Limitations
  and Including Interest Expense)....................      0.96%         --%         --%          --%        --%
Ratio of Expenses to Average Net Assets
  (Excluding Expense Limitations
  and Including Interest Expense)....................      1.05%       2.21%       2.89%        2.79%      3.59%
Ratio of Expenses to Average Net Assets
  (Including Expense Limitations and
  Excluding Interest Expense)........................      0.96%       0.90%       0.90%        0.90%      0.90%
Ratio of Net Investment (Expenses in Excess of)
  Income to Average Net Assets.......................     (0.16)%      0.52%       0.92%        0.97%      0.72%
Ratio of Expenses in Excess of Investment
  Income to Average Net Assets
  (Excluding Expense Limitations)....................     (0.25)%     (0.79)%     (1.07)%      (0.92)%    (1.97)%
Portfolio Turnover...................................       233%        239%        127%          55%        39%

--------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Financial Highlights

INTERNATIONAL SELECT EQUITY
INVESTMENT CLASS/1/

                                                                                                For the year ended
                                                                                                              2000
Per Share Operating Performance:
Net Asset Value, Beginning of Period ..................................................................     $18.09
                                                                                                         ---------
Income from Investment Operations:
   Net investment income ..............................................................................       0.01
   Net realized and unrealized gain (loss) on investments and foreign currencies ......................       3.49
                                                                                                         ---------
Total from investment operations ......................................................................       3.50
                                                                                                         ---------
Distributions to Shareholders:
   Net investment income ..............................................................................         --
   Realized capital gain from investment transactions .................................................      (0.28)
   Total distribution .................................................................................      (0.28)
                                                                                                         ---------
Net Asset Value, End of Period ........................................................................     $21.31
                                                                                                         =========
Total Investment Return ...............................................................................      19.41%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted) .............................................................     $9,430
Ratio of Expenses to Average Net Assets (Including Expense Limitations
   and Including Interest Expense) ....................................................................       1.28%
Ratio of Expenses to Average Net Assets (Excluding Expense Limitations
   and Including Interest Expense) ....................................................................       1.28%
Ratio of Expenses to Average Net Assets (Including Expense Limitations and
   Excluding Interest Expense) ........................................................................       1.28%
Ratio of Net Investment Income to Average Net Assets ..................................................       0.04%
Ratio of Net Investment Income to Average Net Assets (Excluding Expense Limitations) ..................       0.04%
Portfolio Turnover ....................................................................................        233%

--------------------------------------------------------------------------------
/1/ On February 28, 2000 the Service Shares were renamed the Investment Class

See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Financial Highlights

INTERNATIONAL SELECT EQUITY
PREMIER CLASS

                                                                                                 For the period
                                                                                       March 1, 2000/1/ through
                                                                                               October 31, 2000
Per Share Operating Performance:
Net Asset Value, Beginning of Period ...........................................................       $  27.67
                                                                                                       --------
Income from Investment Operations:
   Net investment income .......................................................................           0.07
   Net realized and unrealized loss on investments and foreign currencies ......................          (6.26)
                                                                                                       --------
Total from investment operations ...............................................................          (6.19)
                                                                                                       --------
Distributions to Shareholders:
   Net investment income .......................................................................             --
   Realized capital gain from investment transactions ..........................................             --
                                                                                                       --------
   Total distributions .........................................................................             --
                                                                                                       --------
Net Asset Value, End of Period .................................................................       $  21.48
                                                                                                       ========
Total Investment Return ........................................................................         (22.37)%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted) ......................................................       $213,688
Ratio of Expenses to Average Net Assets (Including Expense Limitations
   and Including Interest Expense) .............................................................           0.60%
Ratio of Expenses to Average Net Assets (Excluding Expense Limitations
   and Including Interest Expense) .............................................................           0.83%
Ratio of Expenses to Average Net Assets (Including Expense Limitations and
   Excluding Interest Expense) .................................................................           0.60%
Ratio of Net Investment Income to Average Net Assets ...........................................           0.51%
Ratio of Net Investment Income to Average Net Assets (Excluding Expense Limitations) ...........           0.28%
Portfolio Turnover .............................................................................            233%

________________________________________________________________________________
/1/ The International Select Equity Premier Class began operations on March 1,
    2000.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Financial Highlights

INTERNATIONAL SMALL CAP EQUITY
Institutional CLASS/1/

                                                                                            For the years ended
                                                          2000        1999        1998         1997       1996
Per Share Operating Performance:
Net Asset Value, Beginning of Period................  $   12.27   $    8.86   $    8.81    $    9.96    $    9.40
                                                      ---------   ---------   ---------    ---------    ---------
Income from Investment Operations:
  Net investment income.............................       0.02        0.03        0.08         0.10         0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currencies...............       1.03        3.38        0.07        (1.12)        0.57
                                                      ---------   ---------   ---------    ---------    ---------
Total from Investment Operations....................       1.05        3.41        0.15        (1.02)        0.60
                                                      ---------   ---------   ---------    ---------    ---------
Distributions to Shareholders:
  Net investment income.............................      (0.25)         --       (0.10)       (0.13)       (0.04)
  Realized capital gain from investment
   transactions.....................................      (1.12)         --          --           --           --
                                                      ---------   ---------   ---------    ---------    ---------
  Total distributions...............................      (1.37)         --       (0.10)       (0.13)       (0.04)
                                                      ---------   ---------   ---------    ---------    ---------
Net Asset Value, End of Period......................  $   11.95       12.27   $    8.86    $    8.81    $    9.96
                                                      =========   =========   =========    =========    =========
Total Investment Return.............................       7.52%      38.49%       1.81%      (10.40)%       6.43%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted)...........  $  21,276   $  10,930   $  24,410    $  53,395    $ 106,709
Ratio of Expenses to Average Net Assets
  (Including Expense Limitations
  and Including Interest Expense)...................       1.25%         --%         --%          --%          --%
Ratio of Expenses to Average Net Assets
  (Excluding Expense Limitations
  and Including Interest Expense)...................       2.74%       2.47%       1.49%        1.37%        1.38%
Ratio of Expenses to Average Net Assets
  (Including Expense Limitations and
  Excluding Interest Expense).......................       1.25%       1.25%       1.25%        1.25%        1.25%
Ratio of Net Investment Income to Average
  Net Assets........................................       0.31%       0.86%       0.43%        0.16%        0.35%
Ratio of Expenses in Excess of Investment
  Income to Average Net Assets
  (Excluding Expense Limitations)...................      (1.18)%     (0.36)%      0.19%        0.04%        0.22%
Portfolio Turnover..................................        129%         86%        106%          59%          47%

--------------------------------------------------------------------------------

/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Financial Highlights

EMERGING MARKETS EQUITY
INSTITUTIONAL CLASS/1/

                                                                                            For the years ended
                                                           2000        1999        1998         1997       1996
Per share operating Performance:

Net asset value, beginning of period...................   $   6.84    $   4.92    $   7.69     $   8.80   $   8.11
                                                          ---------   ---------   ---------    ---------  ---------
Income from Investment Operations:
   Net investment (expenses in excess of) income.......       0.01        0.03        0.03        (0.03)      0.06
   Net realized and unrealized gain (loss) on
     investment and foreign currencies.................      (0.58)       1.89       (2.42)       (0.85)      0.75
                                                          ---------   ---------   ---------    ---------  ---------
Total from investment operations.......................      (0.57)       1.92       (2.39)       (0.88)      0.81
                                                          ---------   ---------   ---------    ---------  ---------
Distributions to Shareholders:
   Net investment income...............................      (0.03)         --          --        (0.01)     (0.03)
   Realized capital gain from investment
     transactions......................................         --          --       (0.38)       (0.22)     (0.09)
                                                          ---------   ---------   ---------    ---------  ---------
   Total distributions.................................      (0.03)         --       (0.38)       (0.23)     (0.12)
                                                          ---------   ---------   ---------    ---------  ---------
Net asset value, end of period.........................   $   6.24    $   6.84    $   4.92     $   7.69   $   8.80
                                                          =========   =========   =========    =========  =========
Total investment return................................      (8.45)%     39.02%     (32.66)%     (10.31)%    10.02%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted)..............   $133,360    $163,886      46,080       94,101     88,279
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations
   and Including Interest Expense).....................       1.27%         --%         --%          --%        --%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Limitations
   and Including Interest Expense).....................       1.76%       1.90%       1.52%        1.44%      1.52%
Ratio of Expenses to Average Net Assets
   (Including Expense Limitations and
   Excluding Interest Expense).........................       1.25%       1.25%       1.25%        1.25%      1.25%
Ratio of Net Investment Income to Average
   Net Assets..........................................       0.16%       0.63%       0.90%        0.68%      0.63%
Ratio of Expenses in Excess of Investment
   Income to Average Net Assets
   (Excluding Expense Limitations).....................      (0.33)%     (0.02)%      0.63%        0.49%      0.36%
Portfolio Turnover.....................................         58%         70%         85%          94%        69%

________________________________________________________________________________
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.


See notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Notes to Financial Statements October 31, 2000

Note 1--Organization and Significant Accounting Policies

A. Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to European Equity fund, International Select Equity fund, International SmallCap Equity fund and Emerging Markets Equity fund (the "Funds"), each formerly a Morgan Grenfell Fund. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

B. Valuation of Securities

Investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when a Fund's assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Securities Transactions and Interest Income

Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. Distributions

It is each Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by each Fund are made at least annually to the extent they exceed capital loss carryforwards.

E.Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Funds may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. Foreign Currency Transactions

The books and records of the Funds are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

G. Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales

International Equity Funds
--------------------------------------------------------------------------------

Notes to Financial Statements

of securities denominated in a foreign currency or with respect to the Fund's investments. The net US dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

H. Option Contracts

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, each Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund realizes a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When each Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise is increased by the premium originally paid.

I. Futures Contracts

Each Fund may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.

J. Federal Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles.

The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated and/or capital gains realized on sale of such investments. The International Funds accrue such taxes when the related income is or gains are earned.

The European Equity fund has a capital loss carryover of $3,397,901 expiring October 31, 2008.

K. Cash

Deposits held at Brown Brother's Harriman ("BBH"), the Fund's custodian, in a variable rate account are classified as cash. At October 31, 2000 the interest rate was 6.03%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

L. Expenses

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

M. Net Asset Value Per Share

The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

N. Classes

Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

O. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management Inc. ("DeAM, Inc."), formerly Morgan Greenfell Inc. (the "Administrator"), an affiliate of Deutsche Bank AG, pursuant to which the Administrator will receive an annual fee based on the average daily net assets of each Fund of 0.30%.

The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator

International Equity Funds
--------------------------------------------------------------------------------
Notes to Financial Statements

is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. Effective November 22, 1999, the Trust has entered into an agreement with Investment CompanyCapital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust, replacing DST Systems, Inc.

Under the advisory agreement with the Trust, Deutsche Asset Management Inc. ("DeAM, Inc.") serves as the Investment Advisor ("Advisor") for the European Equity fund and Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as the Advisor for International Select Equity, International SmallCap and Emerging Markets Equity funds. Under the agreement, DeAM, Inc. receives on a monthly basis, a fee at an annual rate based on the average daily net assets of each Fund as follows:

European Equity                             0.70%
International Select Equity                 0.70%
International Small Cap Equity              1.00%
Emerging Markets Equity                     1.00%

The Advisors have contractually agreed to reduce its advisory fees and reimburse the expenses of each Fund through February 28, 2002 to the extent necessary to limit each Fund's operating expenses to a specified percentage of its average daily net assets as follows:

                                 Institutional   Investment    Premier
                                      Class           Class      Class
                                 ------------    ----------    -------
European Equity                         1.25%          1.50%        --
International Select Equity             1.25%          1.50%       .90%
International Small Cap Equity          1.25%          1.50%        --
Emerging Markets Equity                 1.25%          1.50%        --

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisors.

ICCDistributors, Inc. provides distribution services to the Fund.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

At October 31, 2000 the Funds were participants in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on February 28, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. During the year ended October 31, 2000, the participating Funds incurred commitment fees under the agreement which have been allocated to the participating funds based on their relative net assets. The following is a summary of borrowings made during the year ended October 31, 2000:

                                       Weighted            Weighted
                           Maximum      Average             Average
                            Amount      Balance  Interest  Interest
                          Borrowed  Outstanding      Paid      Rate
                          --------  -----------      ----      ----
European Equity        $15,400,000   $6,139,617   $14,410     7.16%
International Select
 Equity                  6,500,000    3,056,284     8,555     6.77%
International Small
 Cap Equity                109,872       97,513       118     8.82%
Emerging Markets
 Equity*                11,396,315    2,363,692    27,946     8.16%

Prior to August 2, 2000, Emerging Markets Equity, in the event of an overdraft, would execute a demand note with Brown Brothers Harriman, the Trust's custodian, to meet its short-term liquidity requirements.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2000, were as follows:

                                   Purchases          Sales
                                   ---------          -----
European Equity                 $233,809,477   $147,476,575
International Select Equity      699,560,938    497,772,889
International SmallCap Equity     38,052,954     26,221,831
Emerging Markets Equity           98,574,975    131,584,973

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation were as follows on October 31, 2000:

                                  Tax   Unrealized     Unrealized
                                 Cost Appreciation   Depreciation
                                 ---- ------------   ------------
European Equity          $ 74,173,153   $3,694,062   $ (4,838,599)
International Select
 Equity                   280,958,726    5,011,384    (30,720,775)
International SmallCap
 Equity                    22,723,301    1,388,565     (4,156,664)
Emerging Markets
 Equity                   141,818,995    9,367,005    (24,715,680)

International Equity Funds
--------------------------------------------------------------------------------
Notes to Financial Statements

Note 4--Capital Share Transactions

At October 31, 2000, there were an unlimited number of shares authorized. Transactions in shares during the year were as follows:

                                             Year Ended October 31, 2000            Year Ended October 31, 1999
                                            ----------------------------           ----------------------------
                                               Shares            Amount               Shares             Amount
                                           ----------      -------------           ---------     --------------
European Equity - Institutional Class
Shares Sold                                 6,566,874      $ 194,147,515             280,578     $    3,624,733
Reinvestment of Distribution                    4,273            117,898           1,435,078         15,779,765
Shares Redeemed                            (4,868,568)      (142,972,765)         (4,998,828)       (51,982,255)
                                           ----------      -------------          ----------     --------------
Net Increase (Decrease)                     1,702,579      $  51,292,648          (3,283,172)    $  (32,577,757)
                                           ==========      =============          ==========     ==============

European Equity - Investment Class
Shares Sold                                 2,452,301      $  70,287,444                  --     $           --
Reinvestment of Distribution                       --                 --                  --                 --
Shares Redeemed                            (1,355,412)       (38,243,526)                 --                 --
                                           ----------      -------------          ----------     --------------
Net Increase                                1,096,889      $  32,043,918                  --     $           --
                                           ==========      =============          ==========     ==============

International Select Equity -
 Institutional Class
Shares Sold                                14,288,831      $ 333,177,375           3,146,537     $   52,180,716
Reinvestment of Distribution                  110,157          2,468,314              26,328            334,363
Shares Redeemed                           (15,241,592)      (388,389,818)           (220,914)        (3,480,553)
                                           ----------      -------------          ----------     --------------
Net Increase                                 (842,604)     $ (52,744,129)          2,951,951     $   49,034,526
                                           ==========      =============          ==========     ==============

International Select Equity -
 Investment Class
Shares Sold                                 1,792,947      $  46,635,620                 555     $       10,030
Reinvestment of Distribution                       11                242                  --                 --
Shares Redeemed                            (1,351,067)       (32,824,485)                 --                 --
                                           ----------      -------------          ----------     --------------
Net Increase                                  441,891      $  13,811,377                 555     $       10,030
                                           ==========      =============          ==========     ==============

International Select Equity -
 Premier Class
Shares Sold                                 9,946,734      $ 261,971,387                  --     $           --
Reinvestment of Distribution                       --                 --                  --                 --
Shares Redeemed                                    --                 --                  --                 --
                                           ----------      -------------          ----------     --------------
Net Increase                                9,946,734      $ 261,971,387                  --     $           --
                                           ==========      =============          ==========     ==============

International Small Cap Equity
Shares Sold                                 3,616,277      $  54,937,399                  --     $           --
Reinvestment of Distribution                   99,672          1,333,010                  --                 --
Shares Redeemed                            (2,825,766)       (42,403,412)         (1,863,550)       (21,429,276)
                                           ----------      -------------          ----------     --------------
Net Increase (Decrease)                       890,183      $  13,866,997          (1,863,550)    $  (21,429,276)
                                           ==========      =============          ==========     ==============

Emerging Markets Equity
Shares Sold                                10,674,820      $  82,381,420          16,111,925     $   98,148,288
Reinvestment of Distribution                   85,482            718,906                  --                 --
Shares Redeemed                           (13,328,270)      (108,960,266)         (1,536,163)       (10,206,765)
                                          -----------      -------------          ----------     --------------
Net Increase (Decrease)                    (2,567,968)     $ (25,859,940)         14,575,762     $   87,941,523
                                          ===========      =============          ==========     ==============

International Equity Funds
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 5-Open Forward Foreign Currency Contracts
On October 31, 2000, the European Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                   Net Unrealized
                                                                                                     Appreciation
                                                                                          Contract (Depreciation)
Contracts to Deliver                     In Exchange For        Settlement Date      Value (U.S.$)        (U.S.$)
---------------------------------------------------------------------------------------------------------------------
Sales
---------------------------------------------------------------------------------------------------------------------
None

---------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------
Euro                   664,800                   577,871                9/25/00            580,902          3,031
Euro                 1,976,744                 1,643,168               11/29/00          1,679,795         36,627
Swiss Franc          2,974,303                 1,700,000               11/16/00          1,657,079        (42,921)
Swiss Franc          2,974,703                 1,700,000               11/16/00          1,657,302        (42,698)
Swiss Franc          2,987,733                 1,700,000               11/16/00          1,664,562        (35,438)
Swiss Franc          3,051,602                 1,700,000               11/16/00          1,700,145            145
---------------------------------------------------------------------------------------------------------------------
                                                                                  Total Purchases         (81,254)
---------------------------------------------------------------------------------------------------------------------
                                                                      Net Unrealized Depreciation        $(81,254)
---------------------------------------------------------------------------------------------------------------------

Note 6--Concentration of Risks

Each Fund invest in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.


Note 7--Change of Investment Advisor

On December 23, 1999, European Equity changed investment advisor from DeAMIS to DeAM, Inc. Shareholders received notification of the change in an Information Statement after it was approved by the majority shareholder.

International Equity Funds
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of International Select Equity, International Small Cap Equity, European Equity, and Emerging Markets Equity:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the European Equity, International Select Equity, International Small Cap Equity, and Emerging Markets Equity (four of the funds comprising Morgan Grenfell Investment Trust, hereafter referred to as the "Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2000


--------------------------------------------------------------------------------

Tax Information (Unaudited) For the Tax Year Ended October 31, 2000

Taxpayers filing on a calendar year basis will receive tax information for the 2000 calendar year after year end.

The amount of long-term capital gains distributions paid for the fiscal year ended October 31, 2000 was as follows:

International Select Equity.......................................  $  462,774
International Small Cap Equity....................................   1,074,834
Emerging Markets Equity...........................................       6,353

During the year ended October 31, 2000, the following Funds received income from foreign sources and paid foreign taxes. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

                                                               Foreign
                                        Foreign      Per           Tax       Per
                                         Income    Share      Withheld     Share
                                      ---------   ------      --------    ------
European Equity Growth.............. $  767,881   $0.267    $  116,518    $0.041
International Select Equity.........  2,880,053    0.222       209,575     0.016
International Small Cap Equity......    330,841    0.186        51,193     0.029
Emerging Markets Equity.............  2,818,693    0.132     2,224,699     0.104

________________________________________________________________________________

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                               Deutsche Asset Management Service Center
                               P.O. Box 219210
                               Kansas City, MO 64121-9210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.



European Equity

Institutional                                        CUSIP #61735K604
Investment                                                  61735K695

International Select Equity

Institutional
Investment                                                  61735K307
Premier                                                     61735K679

International Small Cap Equity

Institutional                                               61735K406

Emerging Markets Equity

Institutional                                               61735K109
                                                    INTLEQANN (10/00)

Distributed by:
ICC Distributors, Inc.